PAGE 1
                       SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the
                    Securities Exchange Act of 1934
                           (Amendment No.  )

Filed by the Registrant                               [X]
Filed by a party other than the Registrant            [ ]
Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

                T. ROWE PRICE INTERNATIONAL FUNDS, INC.
_________________________________________________________________
           (Name of Registrant as Specified in its Charter)

                T. ROWE PRICE INTERNATIONAL FUNDS, INC.
_________________________________________________________________
              (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
     14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-
     6(i)(4) and 0-11.
     1) Title of each class of securities to which transaction
        applies:
        _________________________________________________________
     2) Aggregate number of securities to which transaction
        applies:
        _________________________________________________________
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (1)
        _________________________________________________________
     4) Proposed maximum aggregate value of transaction:
        _________________________________________________________
1 Set forth the amount on which the filing fee is calculated and state how it was determined.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous

PAGE 2
filing by registration statement number, or the form or schedule and the date of its filing,

     1) Amount previously paid:
        _________________________________________________________
     2) Form, schedule, or Registration Statement no.:
        _________________________________________________________
     3) Filing party:
        _________________________________________________________
     4) Date filed:
        _________________________________________________________


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                                                      PRELIMINARY PROXY

T. ROWE PRICE
_________________________________________________________________
T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore,
MD  21202


James S. Riepe
Managing Director


Dear Shareholder:

      All of the T. Rowe Price mutual funds will hold shareholder meetings in 1994 to elect directors, ratify the selection of independent accountants, and approve amendments to a number of fundamental policies.

      The T. Rowe Price funds are not required to hold annual meetings each year if the only items of business are to elect directors or ratify accountants. As a result, most of the funds have not held annual meetings for a number of years. There are, however, conditions under which the funds must solicit shareholder approval of directors, and one is to comply with a requirement that a minimum number have been elected by shareholders, not appointed by the funds' boards. Since the last annual meetings of the T. Rowe Price funds, several directors have retired and new directors have been added. In addition, a number of directors will be retiring in the near future.

      Given this situation, we believed it appropriate to hold annual meetings for all the T. Rowe Price funds in 1994. In anticipation, we decided to review the investment policies of all of the funds for consistency among funds and to make sure the portfolio managers have the flexibility they need to manage your money in today's fast changing financial markets. The changes being recommended, which are explained in detail in the enclosed proxy material, do not alter the funds' investment objectives or basic investment programs.

      In many cases the proposals are common to several funds, so we have combined certain proxy statements to save on fund expenses. For those of you who own more than one of these funds, the combined proxy will also save you the time of reading more than one document before you vote and mail your ballots. The proposals which are specific to an individual fund are easily

PAGE 4
identifiable on the Notice and in the proxy statement discussion.
If you own more than one fund, please note that each fund has a separate card. You should vote and sign each one, then return all of them to us in the enclosed postage-paid envelope.

      Your early response will be appreciated and could save your fund the substantial costs associated with a follow-up mailing. We know we are asking you to read a rather formidable proxy statement, but this approach represents the most efficient one for your fund as well as for the other funds. Thank you for your cooperation. If you have any questions, please call us at 1-800-225-5132.

                                Sincerely,


                                James S. Riepe
                                Director, Mutual Funds Division

                                        CUSIP#77956H401/FUND#079
                                        CUSIP#77956H609/FUND#051
                                        CUSIP#77956H104/FUND#076
                                        CUSIP#77956H302/FUND#038
                                        CUSIP#77956H203/FUND#037
                                        CUSIP#77956H708/FUND#062
                                        CUSIP#77956H880/FUND#097
                                        CUSIP#77956H500/FUND#039
                                        CUSIP#77956H807/FUND#063

PAGE 5
                T. ROWE PRICE INTERNATIONAL FUNDS, INC.
                          European Stock Fund
                      Global Government Bond Fund
                        International Bond Fund
                     International Discovery Fund
                       International Stock Fund
                              Japan Fund
                          Latin America Fund
                             New Asia Fund
                     Short-Term Global Income Fund

                   Notice of Meeting of Shareholders

                            April 20, 1994


      The Annual Meeting of Shareholders of the Funds, set forth above (each a "Fund" and collectively the "Funds"), respectively, will be held jointly on Wednesday, April 20, 1994, at 11:00 o'clock a.m., Eastern time, at the offices of the Funds, 100 East Pratt Street, Baltimore, Maryland 21202. The Funds are individual portfolios of T. Rowe Price International Funds, Inc. (the "Corporation"), a Maryland corporation. The following matters will be acted upon at that time:

      1. For the shareholders of all Funds: To elect six (6) directors to serve until the next annual meeting, if any, or until their successors shall have been duly elected and qualified;

      2.   For the shareholders of all Funds, except Latin America
           Fund:

          A. To amend each Fund's fundamental policies to increase its ability to engage in borrowing transactions;

          B. To amend each Fund's fundamental policies on investing in commodities and futures contracts to permit greater flexibility in futures trading;

          C. To amend each Fund's fundamental policies on industry concentration;

          D. To amend each Fund's fundamental policies to increase its ability to engage in lending transactions;
PAGE 6
          E. To amend each Fund's fundamental policies on the issuance of senior securities;

          F. To change from a fundamental to an operating policy each Fund's policy on purchasing securities on margin;

          G. To change from a fundamental to an operating policy each Fund's policy on pledging assets;

          H. To change from a fundamental to an operating policy each Fund's policy on short sales;

      3.  For the shareholders of all Funds except International
          Discovery and New Asia Funds:  To amend the Articles of
          Incorporation to delete the requirement that stock certificates be issued to shareholders;

      4.  For the shareholders of International Stock Fund only:
          To amend the Fund's investment objective clarifying its objective of seeking long-term growth of capital and secondarily income;

      5. For the shareholders of all Funds: To ratify or reject the selection of the firms of Coopers & Lybrand as the independent accountants for the Global Government Bond, New Asia and Short-Term Global Income Funds and Price Waterhouse as the independent accountants for the European Stock, International Bond, International Discovery, International Stock, Japan and Latin America Funds for the fiscal year 1994; and

      5. To transact such other business as may properly come before the meeting and any adjournments thereof.

                                       LENORA V. HORNUNG
                                       Secretary
March 2, 1994
100 East Pratt Street
Baltimore, Maryland 21202
_________________________________________________________________
                        YOUR VOTE IS IMPORTANT

Shareholders are urged to designate their choices on each of the matters to be acted upon and to date, sign, and return the enclosed proxy in the envelope provided, which requires no postage if mailed in the United States. Your prompt return of

PAGE 7
the proxy will help assure a quorum at the meeting and avoid the additional Fund expense of further solicitation.
_________________________________________________________________
                                       CUSIP#77956H401/FUND#079
                                       CUSIP#77956H609/FUND#051
                                       CUSIP#77956H104/FUND#076
                                       CUSIP#77956H302/FUND#038
                                       CUSIP#77956H203/FUND#037
                                       CUSIP#77956H708/FUND#062
                                       CUSIP#77956H880/FUND#097
                                       CUSIP#77956H500/FUND#039
                                       CUSIP#77956H807/FUND#063


PAGE 8
                T. ROWE PRICE INTERNATIONAL FUNDS, INC.
                          European Stock Fund
                      Global Government Bond Fund
                        International Bond Fund
                     International Discovery Fund
                       International Stock Fund
                              Japan Fund
                          Latin America Fund
                             New Asia Fund
                     Short-Term Global Income Fund

                Meeting of Shareholders--April 20, 1994

                            PROXY STATEMENT

       This statement is furnished in connection with the solicitation of proxies by the Funds, set forth above (each a "Fund" and collectively the "Funds"), respectively, for use at the joint Annual Meeting of Shareholders of the Funds to be held on April 20, 1994, and at any adjournments thereof. The Funds are individual portfolios of T. Rowe Price International Funds, Inc. (the "Corporation"), a Maryland corporation.

       Shareholders may only vote on matters which concern the Fund or Funds in which they hold shares. Shareholders are entitled to one vote for each full share, and a proportionate vote for each fractional share, of the Fund held as of the record date. Under Maryland law, shares owned by two or more persons (whether as joint tenants, co-fiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the Fund: (1) if only one votes, that vote will bind all; (2) if more than one votes, the vote of the majority will bind all; and (3) if more than one votes and the vote is evenly divided, the vote will be cast proportionately.

       In order to hold the meeting, a majority of each Fund's shares entitled to be voted must have been received by proxy or be present at the meeting. In the event that a quorum is present but sufficient votes in favor of one or more of the Proposals are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the meeting adjourned. The persons named as proxies will vote in

PAGE 9
favor of such adjournment if they determine that such adjournment and additional solicitation is reasonable and in the interests of each Fund's shareholders.

       The individuals named as proxies (or their substitutes) in the enclosed proxy card (or cards if you own shares of more than one Fund or have multiple accounts) will vote in accordance with your directions as indicated thereon if your proxy is received properly executed. You may direct the proxy holders to vote your shares on a Proposal by checking the appropriate box "For" or "Against," or instruct them not to vote those shares on the Proposal by checking the "Abstain" box. Alternatively, you may simply sign, date and return your proxy card(s) with no specific instructions as to the Proposals. If you properly execute your proxy card and give no voting instructions with respect to a Proposal, your shares will be voted for the Proposal. Any proxy may be revoked at any time prior to its exercise by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

       Abstentions and "broker non-votes" (as defined below) are counted for purposes of determining whether a quorum is present, but do not represent votes cast with respect to any Proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to one or more Proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

       VOTE REQUIRED: FOR PROPOSAL 1, ELECTION OF DIRECTORS, ALL FUNDS VOTE TOGETHER AND A PLURALITY OF THE COMBINED VOTES CAST AT THE MEETING BY THE SHAREHOLDERS OF ALL FUNDS IS SUFFICIENT TO APPROVE PROPOSAL 1. FOR PROPOSAL 3, STOCK CERTIFICATES, EACH OF EUROPEAN STOCK, GLOBAL GOVERNMENT BOND, INTERNATIONAL BOND, INTERNATIONAL STOCK, JAPAN, LATIN AMERICA, AND SHORT-TERM GLOBAL INCOME FUNDS VOTES SEPARATELY, AND THE PROPOSAL FOR EACH SUCH FUND REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF EACH FUND'S OUTSTANDING SHARES. FOR PROPOSAL 5, RATIFICATION OF AUDITORS, EACH FUNDS VOTES SEPARATELY AND FOR EACH FUND A MAJORITY OF THE SHARES PRESENT IN PERSON OR BY PROXY AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL 5. FOR ALL OF THE REMAINING PROPOSALS, THE FUNDS VOTE SEPARATELY AND APPROVAL OF EACH PROPOSAL FOR EACH FUND REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF THE LESSER OF (A) 67% OF THE SHARES PRESENT AT THE

PAGE 10
MEETING IN PERSON OR BY PROXY, OR (B) A MAJORITY OF EACH FUND'S
OUTSTANDING SHARES.

       If the proposed amendments to the Articles of Incorporation and fundamental investment policies are approved, they will become effective on or about May 1, 1994. If any of the proposed amendments to the Articles of Incorporation or fundamental investment policies are not approved, they will remain unchanged.

       Each Fund will pay a portion of the costs of the meeting, including the solicitation of proxies, allocated on the basis of the number of shareholder accounts of each Fund. Persons holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending solicitation materials to the principals of the accounts. In addition to the solicitation of proxies by mail, directors, officers, and/or employees of each Fund or of its investment manager, Rowe Price-Fleming International, Inc. ("Price-Fleming"), may solicit proxies in person or by telephone.

       The approximate date on which this Proxy Statement and form of proxy is first being mailed to shareholders of each Fund is March 2, 1994.

1.     ELECTION OF DIRECTORS

       The following table sets forth information concerning each of the nominees for director. Each nominee has agreed to hold office until the next annual meeting (if any) or his successor is duly elected and qualified. With the exception of Mr. Deering, each of the nominees is a member of the present Board of Directors of the Corporation and has served in that capacity since originally elected. Mr. Deering was elected a director of the Corporation by the Board of Directors effective July 17, 1991. A shareholder using the enclosed proxy form can vote for all or any of the nominees of the Corporation's Board of Directors or withhold his or her vote from all or any of such nominees. If the proxy card is properly executed but unmarked, it will be voted for all of the nominees. Should any nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board of Directors may recommend. There are no family relationships among these nominees.


PAGE 11
_________________________________________________________________
                                                  Fund      All Other
                                                 Shares       Price
                                              Beneficially    Funds'
                                       Year      Owned,      Shares
                                        of      Directly  Beneficially
                                     Original      or         Owned
 Name, Address                       Election  Indirectly,  Directly
and Date of Birth       Principal       as        as of       as of
  of Nominee         Occupations(1)  Director  1/31/94(2)    1/31/94
_________________________________________________________________
Leo C. Bailey      Retired; Director   1979
3396 S. Placita    of the following T. Rowe
Fabula             Price Funds: Institutional
Green Valley, AZ   International (since inception),
85614              Growth Stock, New Era,
3/3/24             Science & Technology, Index
                   Trust (since inception), Balanced
                   (since inception), Mid-Cap
                   Growth (since inception), OTC
                   (since inception), Dividend
                   Growth (since inception), and
                   Blue Chip Growth (since inception)

Anthony W.         Executive Vice      1991
Deering            President and Chief
10275 Little       Financial Officer, The Rouse Company,
Patuxent Parkway   real estate developers, Columbia,
Columbia, MD       Maryland; Advisory Director,
21044              Kleinwort, Benson (North
1/28/45            America) Corporation, a
                   registered broker-dealer,
                   and a Director/Trustee of
                   Institutional International Funds,
                   Inc. (since inception), and the 16
                   T. Rowe Price Income Funds/Trusts

Donald W. Dick,    Partner, Overseas   1988
Jr.                Partners, Inc., a
375 Park Avenue    financial investment firm;
Avenue             formerly (6/65-3/89)
Suite 3505         Director and Vice President-
New York, NY       Consumer Products Division,
10152              McCormick & Company,
1/27/43            Inc., international food
                   processors; Director/
                   Trustee, Waverly Press,

PAGE 12
_________________________________________________________________
                                                  Fund      All Other
                                                 Shares       Price
                                              Beneficially    Funds'
                                       Year      Owned,      Shares
                                        of      Directly  Beneficially
                                     Original      or         Owned
 Name, Address                       Election  Indirectly,  Directly
and Date of Birth       Principal       as        as of       as of
  of Nominee         Occupations(1)  Director  1/31/94(2)    1/31/94
_________________________________________________________________
                   Inc. and the following T. Rowe
                   Price Funds/Trusts: Institutional
                   International (since inception),
                   Growth Stock, Growth & Income,
                   New America Growth, Capital
                   Appreciation, Balanced (since
                   inception), Mid-Cap Growth
                   (since inception), OTC (since
                   inception), Dividend Growth
                   (since inception), and
                   Blue Chip Growth (since inception)

Addison Lanier     Financial           1979
441 Vine Street,   management; President
#2310              and Director, Thomas
Cincinnati, OH     Emery's Sons, Inc. and
45202-2913         Emery Group, Inc.; Director/
1/12/24            Trustee, Scinet Development
                   and Holdings, Inc. and the
                   following T. Rowe Price Funds/
                   Trusts: Institutional International
                   (since inception), New America Growth,
                   Equity Income, Small-Cap Value,
                   Balanced (since inception), Mid-Cap
                   Growth (since inception), OTC (since
                   inception), Dividend Growth
                   (since inception), and Blue Chip
                   Growth (since inception)

*M. David Testa    Chairman of the     1979
100 East Pratt     Board and member of
Street             Executive Committee of
Baltimore, MD      the Fund; Managing
21202              Director, T. Rowe Price
4/22/44            Associates, Inc.;
                   Chairman of the Board, Rowe
PAGE 13
_________________________________________________________________
                                                  Fund      All Other
                                                 Shares       Price
                                              Beneficially    Funds'
                                       Year      Owned,      Shares
                                        of      Directly  Beneficially
                                     Original      or         Owned
 Name, Address                       Election  Indirectly,  Directly
and Date of Birth       Principal       as        as of       as of
  of Nominee         Occupations(1)  Director  1/31/94(2)    1/31/94

_________________________________________________________________
                   Price-Fleming International, Inc.
                   and the following T. Rowe
                   Price Funds: Institutional
                   International (since inception),
                   and Growth Stock; Vice President
                   and Director, T. Rowe Price Trust
                   Company, and T. Rowe Price Balanced
                   Fund, Inc. (since inception);
                   Director of the following T. Rowe
                   Funds: Dividend Growth (since inception) and Blue Chip Growth (since inception);
                   Vice President, T. Rowe Price Spectrum
                   Fund, Inc. (since inception)

*Martin G. Wade    President and       1982
25 Copthall        member of Executive
Avenue             Committee of the Fund;
London, EC2R 7DR   President, Rowe Price-Fleming
England            International, Inc.; Director,
2/16/43            Robert Fleming Holdings
                   Limited; President and Director,
                   Institutional International Funds,
                   Inc. (since inception)

*     Nominees considered "interested persons" of Price-Fleming.
(1) Except as otherwise noted, each individual has held the office indicated, or other offices in the same company, for the last five years.
(2) In addition to the shares owned beneficially and of record by each of the nominees, the amounts shown reflect the aggregate proportionate interests of Mr. Testa in _________ shares of Funds, which are owned by a wholly-owned subsidiary of T. Rowe Price Associates, Inc. ("T. Rowe Price"), and his interest in _________ shares owned by the
      T. Rowe Price Associates, Inc. Profit Sharing Trust.
PAGE 14

      The directors of the Corporation who are officers or employees of the Funds' investment manager receive no remuneration from the Corporation. For the year 1993, each of the other directors, Messrs. Bailey, Deering, Dick, and Lanier, were each paid a directors' fee aggregating $_______, including expenses. The fee paid to each such director is calculated in accordance with the following fee schedule: a fee of $25,000 per year as the initial fee for the first Price Fund/Trust on which a director serves; a fee of $5,000 for each of the second, third, and fourth Price Funds/Trusts on which a director serves; a fee of $2,500 for each of the fifth and sixth Price Funds/Trusts on which a director serves; and a fee of $1,000 for each of the seventh and any additional Price Funds/Trusts on which a director serves. Those nominees indicated by an asterisk (*) are persons who, for purposes of Section 2(a)(19) of the Investment Company Act of 1940 are considered "interested persons" of Price-Fleming. Each such nominee is deemed to be an "interested person" by virtue of his officership, directorship, and/or employment with
T. Rowe Price. Messrs. Bailey, Deering, Dick, and Lanier are the independent directors of the Corporation.

      The Price Funds have established a Joint Audit Committee, which is comprised of at least one independent director representing each of the Funds. Messrs. Bailey, Deering and Dick, directors of the Corporation, are members of the Committee. The other member is Hubert D. Vos. These directors also receive a fee of $500 for each Committee meeting attended. The Audit Committee holds two regular meetings during each fiscal year, at which time it meets with the independent accountants of the Price Funds to review: (1) the services provided; (2) the findings of the most recent audit; (3) management's response to the findings of the most recent audit; (4) the scope of the audit to be performed; (5) the accountants' fees; and (6) any accounting questions relating to particular areas of the Price Funds' operations or the operations of parties dealing with the Price Funds, as circumstances indicate.

      The Board of Directors of the Corporation has an Executive Committee which is authorized to assume all the powers of the Board to manage the Corporation, with respect to each Fund, in the intervals between meetings of the Board, except the powers prohibited by statute from being delegated.

      The Board of Directors of the Corporation has a Nominating
Committee, which is comprised of all the Price Funds' independent directors. The Nominating Committee, which functions only in an

PAGE 15
advisory capacity, is responsible for reviewing and recommending to the full Board candidates for election as independent directors to fill vacancies on the Board of Directors. The Nominating Committee will consider written recommendations from shareholders for possible nominees. Shareholders should submit their recommendations to the Secretary of the Corporation. Members of the Nominating Committee met informally during the last full fiscal year, but the Committee as such held no formal meetings.

      The Board of Directors held eight meetings during the last full fiscal year. With the exception of Mr. Wade, each director standing for election or reelection attended 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors (held during the period for which he was a director) and (ii) the total number of meetings held by all committees of the Board on which he served.


2. APPROVAL OR DISAPPROVAL OF CHANGES TO THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES

      The Investment Company Act of 1940 (the "1940 Act") requires investment companies such as the Funds to adopt certain specific investment policies that can be changed only by shareholder vote. An investment company may also elect to designate other policies that may be changed only by shareholder vote. Both types of policies are often referred to as "fundamental policies."
Certain of the Funds' fundamental policies have been adopted in the past to reflect regulatory, business or industry conditions that are no longer in effect. Accordingly, each Fund's Board of Directors has approved, and has authorized the submission to each Fund's shareholders for their approval, the amendment and/or reclassification of certain of the fundamental policies applicable to each Fund.

      The proposed amendments would (i) simplify and modernize the limitations that are required to be fundamental by the 1940 Act and (ii) eliminate as fundamental any limitations that are not required to be fundamental by that Act. By reducing to a minimum those limitations that can be changed only by shareholder vote, the Funds would be able to minimize the costs and delay associated with holding frequent annual shareholders' meetings. The Directors also believe that T. Rowe Price's ability to manage the Funds' assets in a changing investment environment will be enhanced and that investment management opportunities will be increased by these changes.
PAGE 16

      In the following discussion "the Fund" is intended to refer to each Fund.

ALL FUNDS

A.    PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY
      TO INCREASE ITS ABILITY TO ENGAGE IN BORROWING TRANSACTIONS

      The Board of Directors has proposed an amendment to the Fund's fundamental policy which would permit the Fund greater flexibility to engage in borrowing transactions. The current restriction is not required by applicable law. The new restriction would (1) allow the Fund to borrow larger amounts of money; (2) borrow from persons other than banks or other Price Funds to the extent permitted by applicable law; and (3) clarify that the Fund's restriction on borrowing does not prohibit the Fund from entering into reverse repurchase agreements and other proper investments and transactions. The new restriction would also conform the Fund's policy on borrowing to one which is expected to become standard for all T. Rowe Price mutual funds. The Board believes that standardized policies will assist the Fund and Price-Fleming in monitoring compliance with the various investment restrictions to which the T. Rowe Price mutual funds are subject. The Board has directed that such amendment be submitted to shareholders for approval or disapproval.

      The Fund's current fundamental policy in the area of borrowing is as follows:

      European Stock, International Discovery, International
Stock, Japan, and New Asia Funds

      "[As a matter of fundamental policy, the Fund may not:] Borrow money, except each Fund may borrow from banks or other Price Funds as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 30% of its total assets valued at market. Each Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities (see page ___ of prospectus). Interest paid on any such borrowings will reduce net investment income. Each Fund may enter into futures contracts as set forth in [its fundamental policy on futures];"


PAGE 17
      Global Government Bond, International Bond, and Short-Term
Global Income Funds

      "[As a matter of fundamental policy, the Fund may not:] Borrow money, except each Fund may borrow from banks or other Price Funds as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 30% of its total assets valued at market. Each Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities (see page ___ of prospectus). Interest paid on any such borrowings will reduce net investment income. Each Fund may enter into futures contracts as set forth in [its fundamental policy on futures];"

      As amended, the Fund's fundamental policy on borrowing would be as follows:

      "[As a matter of fundamental policy, the Fund may not:] Borrow money except that the Fund may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Fund's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Fund may borrow from banks, other Price Funds or other persons to the extent permitted by applicable law."

      If approved, the primary effect of the proposals would be to allow the Fund to: (1) borrow up to 33 1/3% (or such higher amount permitted by law) of its total assets (including the amount borrowed) less liabilities (other than borrowings) as opposed to the current limitation of 30%; (2) borrow from persons other than banks and other mutual funds advised by Price-Fleming or T. Rowe Price Associates, Inc. ("Price Funds"); and (3) enter into reverse repurchase agreements and other investments consistent with the Fund's investment objective and program.


PAGE 18
33 1/3% Limitation

      The increase in the amount of money which the Fund could borrow is designed to allow the Fund greater flexibility to meet shareholder redemption requests should the need arise. As is the case under its current policy, the Fund would not borrow to increase income through leveraging. It is possible the Fund's ability to borrow a larger percentage of its assets could adversely affect the Fund if the Fund were unable to liquidate sufficient securities, or the Fund were forced to liquidate securities at unfavorable prices, to pay back the borrowed sums. However, the Directors believe the risks of such possibilities are outweighed by the greater flexibility the Fund would have in borrowing. The increased ability to borrow should permit the Fund, if it were faced with substantial shareholder redemptions, to avoid liquidating securities at unfavorable prices or times to a greater degree than would be the case under the current policy.

Reverse Repurchase Agreements

      To facilitate portfolio liquidity, it is possible the Fund could enter into reverse repurchase agreements. Reverse repurchase agreements are ordinary repurchase agreements in which a fund is a seller of, rather than the investor in, securities, and agrees to repurchase them at an agreed upon time and price. Reverse repurchase agreements can avoid certain market risks and transaction costs associated with an outright sale and repurchase. Reverse repurchase agreements, however, may be viewed as borrowings. To the extent they are, the proposed amendment would clarify that the Fund's restrictions on borrowing would not prohibit the Fund from entering into a reverse repurchase agreement.

Other Changes

      The other proposed changes in the Fund's fundamental policy
- - to allow the Fund to borrow from persons other than banks and other Price Funds to the extent consistent with applicable law - and to engage in transactions other than reverse repurchase agreements which may involve a borrowing - are simply designed to permit the Fund the greatest degree of flexibility permitted by law in pursuing its investment program. All activities of the Fund are, of course, subject to the 1940 Act and the rules and regulations thereunder as well as various state securities laws.

      The Board of Directors recommends that shareholders vote FOR the proposal.
PAGE 19

B.    PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL POLICIES ON
      INVESTING IN COMMODITIES AND FUTURES CONTRACTS TO PROVIDE
      GREATER FLEXIBILITY IN FUTURES TRADING

      The Board of Directors has proposed amendments to the Fund's Fundamental Investment Policies on commodities and futures. The principal purpose of the proposals is to conform the Fund's policies on commodities and futures with policies which are expected to become standard for all T. Rowe Price mutual funds.
The Board has directed that such amendments be submitted to shareholders for approval or disapproval.

      The Fund's current fundamental policies in the area of investing in commodities and futures are as follows:

      Commodities

      European Stock, International Discovery, International
Stock, Japan, and New Asia Funds

      "[As a matter of fundamental policy, the Fund may not:] Purchase or sell commodities or commodity contracts; except that each Fund may (i) enter into futures contracts and options on futures contracts, subject to [its fundamental policy on futures]; (ii) enter into forward foreign currency exchange contracts (although the Funds do not consider such contracts to be commodities); and (iii) invest in instruments which have the characteristics of both futures contracts and securities;"

      Global Government Bond, International Bond, and Short-Term
Global Income Funds

      "[As a matter of fundamental policy, the Fund may not:] Purchase or sell commodities or commodity contracts; except that each Fund may (i) enter into futures contracts and options on futures contracts, subject to [its fundamental policy on futures]; (ii) enter into forward foreign currency exchange contracts (although the Funds do not consider such contracts to be commodities); and (iii) invest in instruments which have the characteristics of both futures contracts and securities;"



PAGE 20
      Futures Contracts

      European Stock, International Discovery, International
Stock, Japan, and New Asia Funds

      "[As a matter of fundamental policy, the Fund may not:] Enter into a futures contract or an option thereon, although each Fund may enter into financial and currency futures contracts or options on financial and currency futures contracts;"

      Global Government Bond, International Bond, and Short-Term
Global Income Funds

      "[As a matter of fundamental policy, the Fund may not:] Enter into a futures contract or an option thereon, although each Fund may enter into financial and currency futures contracts or options on financial and currency futures contracts;"

      As amended, the Fund's fundamental policies on investing in futures and commodities would be combined and would be as follows:

      "[As a matter of fundamental policy, the Fund may not:]
      Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;"

      In addition, the Board of Directors intends to adopt the following operating policy, which may be changed by the Board of Directors without further shareholder approval.

      "[As a matter of operating policy, the Fund will not:] Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such positions would exceed 5% of the Fund's net asset value (the "New Operating Policy")."

      If adopted, the primary effect of the amendment would be to remove the restriction in the current policies the Fund may only enter into financial and currency futures. Although not specifically described in the amended fundamental restriction, the Fund would continue to have the ability to enter into forward foreign currency contracts and to invest in instruments which have the characteristics of futures and securities.

PAGE 21
      The Fund has no current intention of investing in non-financial types of futures. However, the new policy, if adopted, would allow it to do so. The risks of any such futures activity could differ from the risks of the Fund's currently permitted futures activity. As noted, the principal purpose of seeking the proposed change in the Fund's fundamental policies is to conform such policies to ones which are expected to become standard for all T. Rowe Price Funds. The Board of Directors believes that standardized policies will assist the Fund and Price-Fleming in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject.

      The Board of Directors recommends that shareholders vote FOR the proposal.

C.    PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL POLICY ON INDUSTRY
      CONCENTRATION

      International Stock, International Discovery, and European
Stock Funds Only

      The Board of Directors has proposed an amendment to the Fundamental policy of the Fund on industry concentration. The amendment would not result in a change in the way in which the Fund invests its assets. If the amendment is adopted, under the new fundamental policy, it would be prohibited from investing more than 25% of its total assets in the securities of any single foreign government. The Fund currently has an operating policy prohibiting such investments. The Board has directed that such amendment be submitted to shareholders for approval or disapproval.

      The Fund's current fundamental policy in the area of industry concentration is as follows:

      "[As a matter of fundamental policy, the Fund may not:] Purchase the securities of any issuer, if, as a result, more than 25% of the value of a Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry other than obligations issued or guaranteed by the U.S. Government or any foreign government, their agencies or instrumentalities. The Fund, as a matter of operating policy, will not invest more than 25% of its total assets in securities issued by any one foreign government;"


PAGE 22
      As amended the Fund's fundamental policy on industry concentration would be as follows:

      "[As a matter of fundamental policy, the Fund may not:] Purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry;"

      The amended policy does not include any reference to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities as an exception to the general prohibition against industry concentration. This is because the SEC has determined that the U.S. government is not an industry. Therefore, there is no need to make specific reference to this position in the policy. By contrast, the SEC considers foreign governments to be securities for purposes of industry concentration restrictions. As a result, the Fund would continue to be prohibited from investing more than 25% of the value of its total assets in the securities of foreign governments, unless the SEC were to determine foreign governments were not an industry for purposes of this concentration restriction.

      The Board of Directors recommends that shareholders vote FOR the proposal.

      Japan, New Asia, Global Government and Short-Term Global
Income Funds Only

      The Board of Directors has proposed an amendment to the Fundamental policy of the Fund on industry concentration. The purpose of the amendment is to conform the Fund's policy on concentration to one which is expected to become standard for most T. Rowe Price funds. The amendment would not result in a change in the way in which the Fund invests its assets. The Board has directed that such amendment be submitted to shareholders for approval or disapproval.

      The Fund's current fundamental policy in the area of industry concentration is as follows:

      Japan and New Asia Funds

      "[As a matter of fundamental policy, the Fund may not:]
      Purchase the securities of any issuer, if, as a result, more than 25% of the value of a Fund's total assets would be

PAGE 23
      invested in the securities of issuers having their principal business activities in the same industry other than obligations issued or guaranteed by the U.S. Government or any foreign government, their agencies or instrumentalities. The Fund, as a matter of fundamental policy, will not invest more than 25% of its total assets in securities issued by any one foreign government;"

      Global Government Bond and Short-Term Global Income Funds

      "[As a matter of fundamental policy, the Fund may not:] Purchase the securities of any issuer, if, as a result, more than 25% of the value of a Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry other than obligations issued or guaranteed by the U.S. Government or any foreign government, their agencies or instrumentalities. The Fund, as a matter of fundamental policy, will not invest more than 25% of its total assets in securities issued by any one foreign government;"

      As amended the Fund's fundamental policy on industry concentration would be as follows:

      "[As a matter of fundamental policy, the Fund may not:] Purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry;"

      The amended policy does not include any reference to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities as an exception to the general prohibition against industry concentration. This is because the SEC has determined that the U.S. government is not an industry. Therefore, there is no need to make specific reference to this position in the policy. By contrast, the SEC considers foreign governments to be securities for purposes of industry concentration restrictions. As a result, the Fund would continue to be prohibited from investing more than 25% of the value of its total assets in the securities of foreign governments, unless the SEC were to determine foreign governments were not an industry for purposes of this concentration restriction.

      The Board of Directors recommends that shareholders vote FOR the proposal.

PAGE 24
International Bond Fund Only

      The Board of Directors has proposed an amendment to the Fundamental policy of the Fund on industry concentration. The amendment would not result in a change in the way in which the Fund invests its assets. If the amendment is adopted, under the new fundamental policy, the Fund would be prohibited from investing more than 25% of its total assets in the securities of any single foreign government. The Fund currently has an operating policy prohibiting such investments. The Board has directed that such amendment be submitted to shareholders for approval or disapproval.

      The Fund's current fundamental policy in the area of industry concentration is as follows:

      "[As a matter of fundamental policy, the Fund may not:] Purchase the securities of any issuer, if, as a result, more than 25% of the value of a Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry other than obligations issued or guaranteed by the U.S. Government or any foreign government, their agencies or instrumentalities; provided, however, that the Fund will normally concentrate 25% or more of its assets in securities of the banking industry when the Fund's position in issues maturing in one year or less equals 35% or more of the Fund's total assets. The Fund, as a matter of operating policy, will not invest more than 25% of its total assets in securities issued by any one foreign government;"

      As amended the Fund's fundamental policy on industry concentration would be as follows:

      "[As a matter of fundamental policy, the Fund may not:] Purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that the Fund will normally concentrate 25% or more of its assets in securities of the banking industry when the Fund's position in issues maturing in one year or less equals 35% or more of the Fund's total assets;"

      The amended policy does not include any reference to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities as an exception to the general

PAGE 25
prohibition against industry concentration. This is because the SEC has determined that the U.S. government is not an industry. Therefore, there is no need to make specific reference to this position in the policy. By contrast, the SEC considers foreign governments to be securities for purposes of industry concentration restrictions. As a result, the Fund would continue to be prohibited from investing more than 25% of the value of its total assets in the securities of foreign governments, unless the SEC were to determine foreign governments were not an industry for purposes of this concentration restriction.

      The Board of Directors recommends that shareholders vote FOR the proposal.

D.    PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY
      REGARDING THE MAKING OF LOANS

      The Board of Directors has proposed an amendment to the Fundamental Investment Policies of the Fund in order to: (i) increase slightly the amount of its assets which may be subject to its lending policy; and (ii) allow the Fund to purchase the entire or any portion of the debt of a company. The new restriction would also conform the Fund's policy on lending to one which is expected to become standard for all T. Rowe Price mutual funds. The Board believes that standardized policies will assist the Fund and Price-Fleming in monitoring compliance with the various investment restrictions to which the T. Rowe Price mutual funds are subject. The Board has directed that such amendment be submitted to shareholders for approval or disapproval.

      The Fund's current fundamental policy in the area of making loans is as follows:

      European Stock, International Discovery, International
Stock, Japan, and New Asia Funds

      "[As a matter of fundamental policy, the Fund may not:]
      Make loans, although each Fund may (i) purchase money market securities and enter into repurchase agreements; (ii) acquire publicly-distributed bonds, debentures, notes and other debt securities and purchase debt securities at private placement; (iii) lend portfolio securities; and (iv) participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of a Fund's total assets;"
PAGE 26

      Global Government Bond, International Bond, and Short-Term
Global Income Funds

      "[As a matter of fundamental policy, the Fund may not:]
      Make loans, although each Fund may (i) purchase money market securities and enter into repurchase agreements; (ii) acquire publicly-distributed bonds, debentures, notes and other debt securities and purchase debt securities at private placement; (iii) lend portfolio securities; and (iv) participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of a Fund's total assets;"

      As amended, the Fund's fundamental policy on loans would be as follows:

      "[As a matter of fundamental policy, the Fund may not:]
      Make loans, although the Fund may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt;"

33 1/3% Restriction

      The Fund's current fundamental policy on lending restricts the Fund to lending no more than 30% of the value of the Fund's total assets. The new policy would raise this amount to 33 1/3% of the value of the Fund's total assets. The purpose of this change is to conform the Fund's policy to one that is expected to become standard for all Price Funds and to permit the Fund to lend its assets to the maximum extent permitted under applicable law. The Board of Directors does not view this change as significantly raising the level of risk to which the Fund would be subject.

Purchase of Debt

      The Fund's fundamental policy on lending allows the Fund to purchase debt securities as an exception to the general limitations on making loans. However, there is no similar

PAGE 27
exception for the purchase of straight debt, e.g., debt held by a bank for example which might not be considered a debt security. Such an investment might be subject to greater risks of liquidity and unavailability of public information than would be the case for an investment in a publicly held security. The primary purpose of this proposal is to conform the Fund's fundamental policy in this area to one that is expected to become standard for all Price Funds. The Fund will continue to invest primarily in equity securities. However, the Board of Directors believes that increased standardization will help promote operational efficiencies and facilitate monitoring of compliance with the Fund's investment restrictions.

Other Matters

      For purposes of the restriction on lending, the Fund will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

      The Board of Directors recommends that shareholders vote FOR the proposal.

E. TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION ON THE ISSUANCE OF SENIOR SECURITIES

      The Fund's Board of Directors has proposed an amendment to the Fund's fundamental policy on investing in senior securities which would allow the Fund to invest in senior securities to the extent permitted under the Investment Company Act of 1940. The new policy, if adopted, would provide the Fund with greater flexibility in pursuing its investment objective and program. The Board has directed that such amendment be submitted to shareholders for approval or disapproval.

      The Fund's current fundamental policy in the area of issuing senior securities is as follows:

      European Stock, International Discovery, International
Stock, Japan, and New Asia Funds

      "[As a matter of fundamental policy, the Fund may not:]
      Issue senior securities;"


PAGE 28
      Global Government Bond, International Bond, and Short-Term
Global Income Funds

      "[As a matter of fundamental policy, the Fund may not:]
      Issue senior securities;"

      As amended, the Fund's fundamental policy on issuing senior securities would be as follows:

      "[As a matter of fundamental policy, the Fund may not:]
      Issue senior securities except in compliance with the Investment Company Act of 1940;"

      The 1940 Act limits a Fund's ability to issue senior securities or engage in investment techniques which could be deemed to create a senior security. Although the definition of a "senior security" involves complex statutory and regulatory concepts, a senior security is generally thought of as a class of security preferred over shares of the Fund with respect to the Fund's assets or earnings. It generally does not include temporary or emergency borrowings by the Fund (which might occur to meet shareholder redemption requests) in accordance with federal law and the Fund's investment limitations. Various investment techniques that obligate the Fund to pay money at a future date (e.g., the purchase of securities for settlement on a date that is longer than required under normal settlement practices) occasionally raise questions as to whether a "senior security" is created. The Fund utilizes such techniques only in accordance with applicable regulatory requirements under the 1940 Act. Although the Fund has no current intention of issuing senior securities, the proposed change will clarify the Fund's authority to issue senior securities in accordance with the 1940 Act without the need to seek shareholder approval.

      The Board of Directors recommends that shareholders vote FOR the proposal.

F.    PROPOSAL TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT
      POLICY ON PURCHASING SECURITIES ON MARGIN

      The Board of Directors has proposed that the Fund's Fundamental Investment Policy on purchasing securities on margin be changed from a fundamental policy to an operating policy. Fundamental policies may be changed only by shareholder vote, while operating policies may be changed by the Board of Directors without shareholder approval. The purpose of the proposal is to allow the Fund greater flexibility in responding to market and

PAGE 29
regulatory developments by providing the Board of Directors with the authority to make changes in the Fund's policy on margin without further shareholder approval. The new restriction would also conform the Fund's policy on margin to one which is expected to become standard for all T. Rowe Price mutual funds. The Board believes that standardized policies will assist the Fund and Price-Fleming in monitoring compliance with the various investment restrictions to which the T. Rowe Price mutual funds are subject. The Board has directed that such amendment be submitted to shareholders for approval or disapproval.

      The Fund's current fundamental policy in the area of purchasing securities on margin is as follows:

      European Stock, International Discovery, International
Stock, Japan, and New Asia Funds

      "[As a matter of fundamental policy, the Fund may not:] Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities; except that it may make margin deposits in connection with futures contracts, subject to [its fundamental policy on futures];"

      Global Government Bond, International Bond, and Short-Term
Global Income Funds

      "[As a matter of fundamental policy, the Fund may not:] Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities; except that it may make margin deposits in connection with futures contracts, subject to [its fundamental policy on futures];"

      As amended, the Fund's operating policy on purchasing securities on margin would be as follows:

      "[As a matter of operating policy, the Fund may not:]
      Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) it may make margin deposits in connection with futures contracts or other permissible investments;"

      Both the Fund's current policy and the proposed operating policy prohibit the purchase of securities on margin but allow the Fund to make margin deposits in connection with futures

PAGE 30
contracts and use such short-term credit as is necessary for clearance of purchases of portfolio securities. The proposed operating policy also would acknowledge that the Fund is permitted to make margin deposits in connection with other investments in addition to futures. Such investments might include, but are not limited to, written options where the Fund could be required to put up margin with a broker as security for the Fund's obligation to deliver the security on which the option is written.

      The Board of Directors recommends that shareholders vote FOR the proposal.

G.    PROPOSAL TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT
      POLICY ON PLEDGING ITS ASSETS

      The Board of Directors has proposed that the Fund's Fundamental Investment Restriction on pledging its assets be eliminated and replaced with an operating policy. Fundamental policies may be changed by shareholder vote, while operating policies may be changed by vote of the Board of Directors without shareholder approval. Applicable law does not require the current percentage limitation set forth in the policy and does not require such policy to be fundamental. The new operating policy would allow the Fund to pledge, in connection with Fund indebtedness 33 1/3% of its total assets (a slight increase from the current restriction) and allow the Fund to pledge assets in connection with permissible investments. The Board of Directors believes it is advisable to provide the Fund with greater flexibility in pursuing its investment objective and program and responding to regulatory and market developments. The new restriction would also conform the Fund's policy on pledging its assets to one which is expected to become standard for all T. Rowe Price mutual funds. The Board believes that standardized policies will assist the Fund and Price-Fleming in monitoring compliance with the various investment restrictions to which the
T. Rowe Price mutual funds are subject. The Board has directed that such proposals be submitted to shareholders for approval or disapproval.

      The Fund's current fundamental policy in the area of pledging its assets is as follows:



PAGE 31
      European Stock, International Discovery, International
Stock, Japan, and New Asia Funds

      "[As a matter of fundamental policy, the Fund may not:] Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by a Fund as security for indebtedness except as may be necessary in connection with permissible borrowings and then such mortgaging, pledging or hypothecating may not exceed 30% of the Fund's total assets valued at market at the time of the borrowing;"

      Global Government Bond, International Bond, and Short-Term
Global Income Funds

      "[As a matter of fundamental policy, the Fund may not:] Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by a Fund as security for indebtedness except as may be necessary in connection with permissible borrowings and then such mortgaging, pledging or hypothecating may not exceed 30% of the Fund's total assets valued at market at the time of the borrowing;"

      The operating policy on pledging of assets, to be adopted by the Fund, would be as follows:

      "[As a matter of operating policy, the Fund may not:] Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of the borrowing or investment;"

      The operating policy would allow the Fund to pledge 33 1/3% of its total assets instead of the current 30%. The new policy, in addition to allowing pledging in connection with indebtedness would clarify the Fund's ability to pledge its assets in connection with permissible investments. Such pledging could arise, for example, when the Fund engages in futures or options transactions or purchases securities on a when-issued or forward basis. As an operating policy, the Board of Directors could modify the proposed policy on pledging in the future as the need arose, without seeking further shareholder approval.

          Pledging assets to other parties is not without risk.
Because assets that have been pledged to other parties may not be


PAGE 32
readily available to the Fund, the Fund may have less flexibility in liquidating such assets if needed. Therefore, the new policy, by allowing the Fund to pledge a greater portion of its assets, could, to a greater extent than the current policy, impair the Fund's ability to meet current obligations, or impede portfolio management. On the other hand, these potential risks should be considered together with the potential benefits, such as increased flexibility to borrow and the increased ability of the Fund to pursue its investment program.

          The Board of Directors recommends that shareholders vote FOR the proposal.

H.    TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON
      SHORT SALES

      The Fund's Board of Directors has proposed that the Fund's Fundamental Policy on effecting short sales be eliminated and replaced with an identical operating policy. Fundamental policies may be changed only by shareholder vote, while operating policies may be changed by the Board of Directors without shareholder approval. The current policy of the Fund is not required by applicable law to be fundamental. The purpose of the proposal is to provide the Fund with greater flexibility in pursuing its investment objective and program. The Board has directed that the proposal be submitted to shareholders for approval or disapproval.

      The Fund's current fundamental policy in the area of effecting short sales of securities is as follows:

      European Stock, International Discovery, International
Stock, Japan, and New Asia Funds

      "[As a matter of fundamental policy, the Fund may not:] Purchase or retain the securities of any issuer if, to the knowledge of a Fund's management, those officers and directors of the Fund, and of its investment manager, who each owns beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities;"

      Global Government Bond, International Bond, and Short-Term
Global Income Funds

      "[As a matter of fundamental policy, the Fund may not:]
      Purchase or retain the securities of any issuer if, to the

PAGE 33
      knowledge of a Fund's management, those officers and directors of the Fund, and of its investment manager, who each owns beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities;"

      The operating policy on short sales, to be adopted by the Fund, would be as follows:

      "[As a matter of operating policy, the Fund may not:]
      Effect short sales of securities;"

      The current fundamental policy was formerly required by certain states to be fundamental. This is no longer the case and the replacement of the policy with an operating policy will adequately protect the Fund while providing greater flexibility to the Fund to respond to market or regulatory developments by allowing the Board of Directors the authority to make changes in this policy without seeking further shareholder approval.

      In a short sale, an investor, such as the Fund, sells a borrowed security and must return the same security to the lender. Although the Board has no current intention of allowing the Fund to engage in short sales, if the proposed amendment is adopted, the Board would be able to authorize the Fund to engage in short sales at any time without further shareholder action. In such a case, the Fund's prospectus would be amended and a description of short sales and their risks would be set forth therein.

      The Board of Directors recommends that shareholders vote FOR the proposal.

ALL FUNDS EXCEPT INTERNATIONAL DISCOVERY AND NEW ASIA

3.    PROPOSAL TO AMEND THE FUND'S ARTICLES OF INCORPORATION TO
      REMOVE THE REQUIREMENT THAT STOCK CERTIFICATES BE ISSUED TO
      FUND SHAREHOLDERS

      Under the Corporation's Articles of Incorporation, the Fund is required to issue stock certificates to any shareholder who makes a written request for them in accordance with established procedures. In the absence of a proper request, the Fund is not required to issue such certificates. After careful consideration of this provision, the Board of Directors has determined that it would be advantageous to the Fund and its shareholders to amend

PAGE 34
the Articles of Incorporation so as to remove this requirement in order to save the Fund the cost of issuing stock certificates.
The reasons for the proposed amendment to the Articles of Incorporation are described below in more detail.

Reasons for the Proposal

      Several years ago, Maryland law was amended to eliminate the requirement that a corporation issue stock certificates for its shares. The law was adopted in recognition of a growing trend away from the issuance of stock certificates to the issuance of book entry shares. Very few shareholders request stock certificates. Nevertheless, the few shareholders that do, require the Fund to maintain an inventory of stock certificates for issuance to such shareholders. This results in printing, operational, security, central and transportation expenses to the Fund, which are borne by all shareholders. Further, holding securities in certificate form has certain disadvantages for shareholders. First, a shareholder who wishes to redeem shares represented by lost certificates must provide notarized documents attesting to the loss and a check payable in an amount equal to 2% of the value of the shares represented by such certificates in order to purchase a surety bond to protect the Fund against fraudulent presentment. Only after these procedural steps have been taken can a new certificate be issued, transferred or redeemed. Second, shareholders who hold certificates may not make telephone requests for redemption or exchange of their shares, but must request such transactions in writing. The proposal if adopted, would not affect shareholders wishing to collateralize their shares in connection with loans. Such shareholders would still be able to accomplish this by setting up a pledge registration through the Fund's book entry share system. The majority of the Price Funds do not issue stock certificates. The elimination of certificates in the other Price Fund's has not proven to be disruptive and has not imposed undue hardships on shareholders. Thus, the Directors do not believe it would be disruptive for this Fund.

      It is the current intention of the Board of Directors not to eliminate outstanding certificates. Thus, outstanding certificates would not be recalled and only shares purchased after the effective date of the proposal, currently contemplated as May 1, 1994, would be affected. However, at some time in the future, the Board of Directors might determine to recall outstanding certificates and replace them with book entry shares.


PAGE 35
      The Board of Directors of the Fund has determined that the proposed amendment to the Articles of Incorporation is advisable and have recommended that the amendment be approved by shareholders.

      The Board of Directors recommends that shareholders vote FOR the proposal.

INTERNATIONAL STOCK FUND

4.    PROPOSAL TO CLARIFY INVESTMENT OBJECTIVE OF THE FUND

      The Fund is seeking approval to make a clarifying change in the Fund's investment objective. The Fund's current objective is to seek a total return of its assets from long-term growth of capital and income, principally through investments in common stocks of established, non-U.S. companies. In pursuit of this objective, the Fund may invest solely for capital appreciation or solely for income or any combination of both for the purpose of achieving a higher overall return.

      The proposed objective would simply state that the Fund seeks long-term growth of capital and secondarily income through investments primarily in common stocks of established, non-U.S. companies. This will reflect what has been the Fund's basic investment program - investing for growth of capital in established foreign companies. The proposal would clarify that income is a secondary objective of the Fund.

      The Board of Directors recommends that shareholders vote FOR the proposal to clarify the Fund's investment objective.

ALL FUNDS

5.    RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT
      ACCOUNTANTS

      The selection by the Board of Directors of the firm of Coopers & Lybrand as the independent accountants for the Corporation, on behalf of the New Asia, Global Government Bond and Short-Term Global Income Funds for the fiscal year 1994 is to be submitted for ratification or rejection by the shareholders at the Shareholders Meeting. The firm of Coopers & Lybrand has served the Corporation as independent accountants since each Fund's inception. The selection by the Board of Directors of the firm of Price Waterhouse as the independent accountants for the

PAGE 36
Corporation, on behalf of the European Stock, International Bond, International Discovery, International Stock, Japan and Latin America Funds for the fiscal year 1994 is to be submitted for ratification or rejection by the shareholders at the Shareholders Meeting. The firm of Price Waterhouse has served the Corporation as independent accountants since each Fund's inception.

      Each Fund has been advised by its independent accountants that they have no direct or material indirect financial interest in the Fund. Representatives of the firm of Coopers & Lybrand and Price Waterhouse are expected to be present at the Shareholders Meeting and will be available to make a statement, if they desire to do so, and to respond to appropriate questions which the shareholders may wish to address to them.


INVESTMENT MANAGER

      The Fund's investment manager is Price-Fleming, a Maryland corporation, 100 East Pratt Street, Baltimore, Maryland 21202. The principal executive officer of Price-Fleming is M. David Testa, who together with George J. Collins, D. William J. Garrett, P. John Manser, George A. Roche, Charles H. Salisbury, Jr., and Alan H. Smith constitute its Board of Directors. The address of each of these persons, with the exception of Messrs. Garrett, Manser, and Smith, is 100 East Pratt Street, Baltimore, Maryland 21202, and, with the exception of Messrs. Garrett, Manser, and Smith, all are employed by T. Rowe Price Associates, Inc. ("T. Rowe Price"). Mr. Garrett is Chairman of Robert Fleming Securities Limited and a Director of Robert Fleming Holdings Limited ("Robert Fleming Holdings"), Robert Fleming Investment Trust, Robert Fleming Management Services Limited, and various other affiliates of Robert Fleming Holdings. Mr. Manser is Chairman of Robert Fleming & Co. Limited, Chief Executive of Robert Fleming Holdings, Deputy Chairman of Robert Fleming Asset Management Limited, and a Director of various other affiliates of Robert Fleming Holdings, Fleming Investment Management Limited and Jardine Fleming Group Limited. Mr. Manser is also a Director of the U.K. Securities and Investments Board. Mr. Smith is the Managing Director of Jardine Fleming Holdings Limited, Chairman of Jardine Fleming Investment Management Limited, Jardine Fleming & Co. Limited and Jardine Fleming Securities Limited, and a Director of Robert Fleming Holdings, Robert Fleming, Inc., and various other affiliates of Jardine Fleming. The address for Messrs. Garrett and Manser is 25 Copthall Avenue, London, EC2R 7DR England. Mr. Smith's address is Jardine Fleming Holdings Ltd., 46th Floor Jardine House, GPO Box 70, Hong Kong.

PAGE 37
      The officers and directors of the Corporation and their positions with Price-Fleming and T. Rowe Price are as follows:
_________________________________________________________________
                                                         Position with
                             Position        Position       T. Rowe
   Officer                   with Fund     with Manager      Price
________________________________________________________________
*David P. Boardman         Executive Vice  Executive Vice
                             President       President
Christopher D. Alderson    Vice President  Vice President
Peter B. Askew             Vice President  Vice President
Richard J. Bruce           Vice President  Vice President
Robert P. Campbell         Vice President  Vice President   Vice
                                                            President
Mark J. T. Edwards         Vice President  Vice President
John R. Ford               Vice President  Executive Vice
                                             President
Henry H. Hopkins           Vice President  Vice President   Managing
                                                            Director
Robert C. Howe             Vice President  Vice President   Vice
                                                            President
Stephen Ilott              Vice President
George A. Murnaghan        Vice President  Vice President   Vice
                                                            President
James S. Riepe             Vice President                   Managing
                                                            Director
Christopher Rothery        Vice President
Charles H. Salisbury,      Vice President  Vice President   Managing
 Jr.                                                        Director
James B. M. Seddon         Vice President  Vice President
Charles P. Smith           Vice President  Vice President   Managing
                                                            Director
Benedict R. F. Thomas      Vice President  Vice President
Peter Van Dyke             Vice President  Vice President   Managing
                                                            Director
David J. L. Warren         Vice President  Executive Vice
                                             President
William F. Wendler, II     Vice President  Vice President   Vice
                                                            President
Edward A. Wiese            Vice President  Vice President   Vice
                                                            President
Lenora V. Hornung          Secretary                        Vice
                                                            President
Carmen F. Deyesu           Treasurer                        Vice
                                                            President
David S. Middleton         Controller                       Vice
                                                            President

PAGE 38
Ann B. Cranmer             Assistant Vice  Vice President
                             President
Roger L. Fiery             Assistant Vice  Vice President   Employee
                             President
Leah P. Holmes             Assistant Vice  Vice President   Assistant
                                                            Vice
                                                            President
Edward T. Schneider        Assistant Vice                   Employee
                             President
Ingrid I. Vordemberge      Assistant Vice                   Employee
                             President

*Mr. Boardman's date of birth is ______.  He has been Executive
Vice President of the Fund since ______ and has been employed by Price-Fleming since _____.

      None of the officers of the Corporation own shares of the common stock of Price-Fleming, its only class of securities. As of December 31, 1993, all of the common stock of Price-Fleming was owned by T. Rowe Price (100,000 shares), Robert Fleming Holdings (50,000 shares), and Jardine Fleming International Holdings Limited ("JFI") (50,000 shares), a subsidiary of Jardine Fleming Group Limited ("JFG"). T. Rowe Price and Robert Fleming Holdings are each considered to be an affiliated and controlling person of Price-Fleming. JFG and JFI are considered to be affiliated persons of Price-Fleming. T. Rowe Price has the right to elect a majority of the board of directors of Price-Fleming, and Robert Fleming Holdings has the right to elect the remaining directors, one of whom will be nominated by JFG.

      The following information pertains to transactions involving common stock of T. Rowe Price, par value $.20 per share
("Stock"), during the period January 1, 1993 through December 31, 1993. There were no transactions during the period by any director or officer of the Fund, or any director or officer of T. Rowe Price which involved more than 1% of the outstanding Stock of T. Rowe Price. These transactions did not involve, and should not be mistaken for, transactions in the stock of the Fund.

      During the period, the holders of certain options purchased a total of 343,525 shares of common stock at varying prices from $0.67 to $18.75 per share. Pursuant to the terms of T. Rowe Price's Employee Stock Purchase Plan, eligible employees of Price-Fleming and its subsidiaries purchased an aggregate of 96,931 shares at fair market value. Such shares were purchased in the open market during this period for employees' accounts.

PAGE 39
      The Company's Board of Directors has approved the repurchase of shares of its common stock in the open market. During 1993, the Company purchased 80,000 common shares under this plan, leaving 1,432,000 shares authorized for future repurchase at December 31, 1993.

      During the period, T. Rowe Price issued 1,154,000 common stock options with an exercise price of $28.13 per share to certain employees under terms of the 1990 and 1993 Stock
Incentive Plans.

      An audited consolidated balance sheet of Price-Fleming as of December 31, 1993, is included in this Proxy Statement.


INVESTMENT MANAGEMENT AGREEMENT

      Price-Fleming serves as investment manager to the Funds pursuant to their respective Investment Management Agreements (each the "Management Agreement" and collectively the "Management Agreements"). The Japan, Short-Term Global Income and Latin America Funds' Management Agreements are dated November 6, 1991, April 23, 1992 and November 3, 1993, respectively. Each Fund's Management Agreement was approved by the Corporation's Board of Directors, on behalf of each Fund, and Price-Fleming, as sole shareholder, on the above-referenced dates. The date of each of the other Funds' Management Agreements and the date each was approved by the respective Fund's shareholders, is as follows:

                                   Date of            Shareholder
                                 Management            Approval
                                  Agreement              Date
                                 __________           ___________

European Stock Fund              May 1, 1990        April 19, 1990
Global Government Bond Fund      May 1, 1992        April 23, 1992
International Bond Fund          May 1, 1990        April 19, 1990
International Discovery Fund     May 1, 1991        April 18, 1991
International Stock Fund         May 1, 1990        April 19, 1990
New Asia Fund                    May 1, 1991        April 18, 1991

By their terms, the Management Agreements will continue in effect from year to year as long as they are approved annually by the Corporation's Board of Directors, on behalf of each Fund (at a meeting called for that purpose) or by vote of a majority of each Fund's outstanding shares. In either case, renewal of the Management Agreements must be approved by a majority of the

PAGE 40
Corporation's independent directors. On March __, 1994, the directors of the Corporation, on behalf of each Fund, including all of the independent directors, voted to extend each Management Agreement for an additional period of one year, commencing May 1, 1994, and terminating April 30, 1995. Each Management Agreement is subject to termination by either party without penalty on 60 days' written notice to the other and will terminate automatically in the event of assignment.

      Under each Management Agreement, Price-Fleming provides the Fund with discretionary investment services. Specifically, Price-Fleming is responsible for supervising and directing the investments of each Fund in accordance with the Funds' investment objectives, programs, and restrictions as provided in its prospectus and Statement of Additional Information. Price-Fleming is also responsible for effecting all security transactions on behalf of the Funds, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In addition to these services, Price-Fleming provides the Funds with certain corporate administrative services, including:
maintaining each Fund's corporate existence, corporate records, and registering and qualifying Fund shares under federal and state laws; monitoring the financial, accounting, and administrative functions of the Funds; maintaining liaison with the agents employed by the Funds such as the Corporation's custodian and transfer agent; assisting the Funds in the coordination of such agents' activities; and permitting Price-Fleming's employees to serve as officers, directors, and committee members of the Corporation without cost to the Corporation.

      Each Fund's Management Agreement also provides that Price-Fleming, its directors, officers, employees, and certain other persons performing specific functions for the Fund will only be liable to the Fund or Corporation for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

      Under each Management Agreement, Price-Fleming is permitted to utilize the services or facilities of others to provide it or the Fund with statistical and other factual information, advice regarding economic factors and trends, advice as to occasional transactions in specific securities, and such other information, advice or assistance as Price-Fleming may deem necessary, appropriate, or convenient for the discharge of its obligations under each Management Agreement or otherwise helpful to the Fund.

PAGE 41
      Certain administrative support is provided by T. Rowe Price which receives from Price-Fleming a fee of .15% of the market value of all assets in equity accounts, .15% of the market value of all assets in active fixed income accounts and .035% of the market value of all assets in passive fixed income accounts under Price-Fleming's management.

      Price-Fleming has entered into separate letters of agreement with Fleming Investment Management Limited ("FIM"), Fleming International Fixed Interest Management Limited ("FIFIM"), and Jardine Fleming Investment Holdings Limited ("JFIH"), wherein
FIM, FIFIM, and JFIH have agreed to render investment research and administrative support to Price-Fleming. FIM and FIFIM are wholly-owned subsidiaries of Robert Fleming Asset Management Limited which is a wholly-owned subsidiary of Robert Fleming Holdings Limited ("Robert Fleming Holdings"). JFIH is an indirect wholly-owned subsidiary of Jardine Fleming Group
Limited. Under the letters of agreement, these companies will provide Price-Fleming with research material containing statistical and other factual information, advice regarding economic factors and trends, advice on the allocation of investments among countries and as between debt and equity classes of securities, and research and occasional advice with respect to specific companies. For these services, FIM and JFIH each receives a fee of .075% of the market value of all assets in equity accounts under Price-Fleming's management. FIFIM and JFIH each receives a fee of .075% of the market value of all assets in active fixed income accounts and .0175% of such market value in passive fixed income accounts under Price-Fleming's management.

      The Management Agreement provides that each Fund will bear all expenses of its operations not specifically assumed by Price-Fleming. However, in compliance with certain state regulations, Price-Fleming will reimburse the Funds for certain expenses which in any year exceed the limits prescribed by any state in which the Funds' shares are qualified for sale. Presently, the most restrictive expense ratio limitation imposed by any state is 2.5% of the first $30 million of the Fund's assets, 2% of the next $70 million of the average daily net assets, and 1.5% of net assets in excess of $100 million. For the purpose of determining whether a Fund is entitled to reimbursement, the expenses of the Fund are calculated on a monthly basis. If the Fund is entitled to reimbursement, that month's management fee will be reduced or postponed, with any adjustment made after the end of the year.


PAGE 42
      For its services to each Fund under the Management Agreement, Price-Fleming is paid a management fee ("Management Fee") consisting of two elements: a "group" fee ("Group Fee") and an "individual" fund fee ("Individual Fund Fee"). The Group Fee varies and is based on the combined net assets of all of the Price Funds distributed by T. Rowe Price Investment Services, Inc., other than institutional or "private label" products. For this purpose, the Price Funds include all Funds managed and sponsored by T. Rowe Price as well as those funds managed and sponsored by Price-Fleming. Each Fund pays, as its portion of the Group Fee, an amount equal to the ratio of its daily net assets to the daily net assets of all the Price Funds. At December 31, 1993, the Group Fee was 0.35% based on combined Price Funds' assets of approximately $34.7 billion. In addition, each Fund pays a flat Individual Fund fee based on the net assets of each Fund. The following table lists each Fund's Individual Fund Fee, Group Fee, net assets and management fee paid to Price-Fleming.

                     Individual    Group        Net       Management
                         Fee        Fee       Assets          Fee
                     __________    _____      ______      __________

European Stock Fund*   0.50%       0.85%  $  265,784,175   $ 1,422,402
Global Government
 Bond Fund             0.35%       0.70%  $   48,757,698   $   269,633
International Bond
 Fund                  0.35%       0.70%  $  745,243,531   $ 4,363,527
International
 Discovery Fund*       0.75%       1.10%  $  329,001,371   $ 1,982,556
International
 Stock Fund*           0.35%       0.70%  $3,746,054,868   $14,955,148
Japan Fund*            0.50%       0.85%  $   87,162,783   $   458,221
Latin America Fund*    0.75%       1.10%        **             **
New Asia Fund*         0.50%       0.85%  $1,650,449,588   $ 4,937,264
Short-Term Global
 Income Fund           0.25%       0.60%  $   97,117,857   $   341,611

*For the ten month fiscal period ended October 31, 1993.
**Fund became effective December 29, 1993.

      The following chart shows the ratio of operating expenses to average net assets of the following Funds for the last three years.


PAGE 43
                                   1993         1992        1991
                                   ____         ____        ____

European Stock Fund*              1.35%**       1.48%       1.71%
International Bond Fund            .99%
International Stock Fund*         1.01%**       1.05%       1.10%
New Asia Fund*                    1.29%**       1.51%       1.75%

*Fiscal year changed from December 31 to October 31.
**Annualized

International Discovery, Japan, Latin America, Short-Term Global
Income and Global Government Bond Funds

       The following chart sets forth expense ratio limitations and the periods for which they are effective. For each, Price-
Fleming has agreed to bear any Fund expenses which would cause the Fund's ratio of expenses to average net assets to exceed the indicated percentage limitations. The expenses borne by Price-Fleming are subject to reimbursement by the Fund through the indicated reimbursement date, provided no reimbursement will be made if it would result in the Fund's expense ratio exceeding its applicable limitation.

                                      Expense
                   Limitation         Ratio         Reimbursement
                     Period           Limitation        Date

International      January 1, 1993-     1.50%      December 31, 1995
Discovery+         December 31, 1993
Japan++            January 1, 1994-     1.50%      October 31, 1997
                   October 31, 1995
Latin America      December 29, 1993-   2.00%      October 31, 1997
                   October 31, 1995
Short-Term         January 1, 1994-     1.00%      December 31, 1997
 Global Income*    December 31, 1995
Global             January 1, 1993-     1.20%      December 31, 1996
  Government       December 31, 1994
  Bond**

+ The International Discovery Fund previously operated under a 1.50% limitation that expired December 31, 1992. The reimbursement period for this limitation extends through December 31, 1994.
++ The Japan Fund previously operated under a 1.50% limitation that expired December 31, 1993. The reimbursement period for this limitation extends through December 31, 1995.

PAGE 44
* The Short-Term Global Income Fund previously operated under a 1.00% limitation that expired December 31, 1993. The reimbursement period for this limitation extends through December 31, 1995.
** The Global Government Bond Fund previously operated under a 1.20% limitation that expired December 31, 1992. The reimbursement period for this limitation extends through December 31, 1994.

Each of the above-referenced Fund's Management Agreement also provides that one or more additional expense limitation periods (of the same or different time periods) may be implemented after the expiration of the current expense limitation, and that with respect to any such additional limitation period, the Fund may reimburse Price-Fleming, provided the reimbursement does not result in the Fund's aggregate expenses exceeding the additional expense limitation.

     Pursuant to the International Discovery Fund's past expense limitations, management fees aggregating $85,000, $185,00 and $360,000 were not accrued for the ten month fiscal period ended October 31, 1993 and the fiscal years ended December 31, 1992 and December 31, 1991, respectively. These unaccrued fees are subject to reimbursement through December 31, 1995. Pursuant to the Japan Fund's past and current expense limitations, management fees aggregating $100,000 and $211,000 were not accrued for the ten month fiscal period ended October 31, 1993 and the fiscal period ended December 31, 1992, respectively. These unaccrued fees are subject to reimbursement through December 31, 1995.

     Pursuant to the present expense limitations of the Global Government Bond and Short-Term Global Income Funds, management fees aggregating $98,000 and $109,000, respectively, were not accrued for the year ended December 31, 1993. In addition, pursuant to past expense limitations, $338,000 in the Global Government Bond Fund remains subject to reimbursement through December 31, 1994 and $186,000 of unaccrued fees and other expenses in the Short-Term Global Income Fund are subject to reimbursement through December 31, 1995.


PORTFOLIO TRANSACTIONS

      In the following discussion "the Fund" is intended to refer to each Fund.


PAGE 45
Investment or Brokerage Discretion

      Decisions with respect to the purchase and sale of portfolio securities on behalf of the Funds are made by Price-Fleming.
Price-Fleming is also responsible for implementing these decisions, including the allocation of portfolio brokerage and principal business and the negotiation of commissions.

How Brokers and Dealers are Selected

      Equity Securities

      In purchasing and selling each Fund's portfolio securities, it is Price-Fleming's policy to obtain quality execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates where such rates are negotiable. However, under certain conditions, a Fund may pay higher brokerage commissions in return for brokerage and research services. In selecting broker-dealers to execute a Fund's portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, their expertise in particular markets and the brokerage and research services they provide to Price-Fleming or the Funds. It is not the policy of Price-Fleming to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

      Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally not been negotiated on stock markets outside the United States. In recent years, however, an increasing number of overseas stock markets have adopted a system of negotiated rates, although a number of markets continue to be subject to an established schedule of minimum commission rates. It is expected that equity securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed the primary market. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In

PAGE 46
underwritten offerings, the price includes a disclosed, fixed commission or discount.

      Fixed Income Securities

      For fixed income securities, it is expected that purchases and sales will ordinarily be transacted with the issuer, the issuer's underwriter, or with a primary market maker acting as principal on a net basis, with no brokerage commission being paid by the Fund. However, the price of the securities generally includes compensation which is not disclosed separately. Transactions placed though dealers who are serving as primary market makers reflect the spread between the bid and asked prices.

      With respect to equity and fixed income securities, Price-Fleming may effect principal transactions on behalf of the Funds with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts or other allowances or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. The prices the Fund pays to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter.

European Stock, International Discovery, International Stock,
Japan, Latin, and New Asia Funds Only

      Price-Fleming may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission for executing a transaction that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined that such commission is reasonable in relation to the value of the brokerage and/or research services which have been provided. In some cases, research services are generated by third parties but are provided to Price-Fleming by or through broker-dealers.

All Funds

Descriptions of Research Services Received from Brokers and
Dealers

      Price-Fleming receives a wide range of research services from brokers and dealers covering investment opportunities throughout the world, including information on the economies, industries, groups of securities, individual companies,

PAGE 47
statistics, political developments, technical market action, pricing and appraisal services, and performance analyses of all the countries in which a Fund's portfolio is likely to be invested. Price-Fleming cannot readily determine the extent to which commissions charged by brokers reflect the value of their research services, but brokers occasionally suggest a level of business they would like to receive in return for the brokerage and research services they provide. To the extent that research services of value are provided by brokers, Price-Fleming may be relieved of expenses which it might otherwise bear. In some cases, research services are generated by third parties but are provided to Price-Fleming by or through brokers.

Commissions to Brokers who Furnish Research Services

      Certain broker-dealers which provide quality execution services also furnish research services to Price-Fleming. Price-Fleming has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause its clients to pay a broker which furnishes brokerage or research services a higher commission than that which might be charged by another broker which does not furnish brokerage or research services, or which furnishes brokerage or research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the brokerage and research services provided by the broker, viewed in terms of either that particular transaction or the overall responsibilities of the adviser with respect to the accounts as to which it exercises investment discretion. Accordingly, Price-Fleming may assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker.

Miscellaneous

      Research services furnished by brokers through which Price-Fleming effects securities transactions may be used in servicing all accounts managed by Price-Fleming, Conversely, research services received from brokers which execute transactions for a particular Fund will not necessarily be used by Price-Fleming exclusively in connection with the management of that Fund.

      Some of Price-Fleming's other clients have investment objectives and programs similar to those of the Funds. Price-Fleming may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with the Funds. As a result, the demand for

PAGE 48
securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is Price-Fleming's policy not to favor one client over another in making recommendations or in placing orders. Price-Fleming frequently follows the practice of grouping orders of various clients for execution which generally results in lower commission rates being attained. In certain cases, where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price paid or received with respect to the total order. Price-Fleming has established a general investment policy that it will ordinarily not make additional purchases of a common stock of a company for its clients (including the Price Funds) if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients in the aggregate.

      None of the Funds allocates business to any broker-dealer on the basis of its sales of the Fund's shares. However, this does not mean that broker-dealers who purchase Fund shares for their clients will not receive business from the Fund.

Transactions with Related Brokers and Dealers

      As provided in the Investment Management Agreement between each Fund and Price-Fleming, Price-Fleming is responsible not only for making decisions with respect to the purchase and sale of the Fund's portfolio securities, but also for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business. It is expected that Price-Fleming will often place orders for a Fund's portfolio transactions with broker-dealers through the trading desks of certain affiliates of Robert Fleming Holdings Limited ("Robert Fleming"), an affiliate of Price-Fleming. Robert Fleming, through Copthall Overseas Limited, a wholly-owned subsidiary, owns 25% of the common stock of Price-Fleming. Fifty percent of the common stock of Price-Fleming is owned by TRP Finance, Inc., a wholly-owned subsidiary of T. Rowe Price, and the remaining 25% is owned by Jardine Fleming Holdings Limited, a subsidiary of Jardine Fleming Group Limited ("JFG"). JFG is 50% owned by Robert Fleming and 50% owned by Jardine Matheson Holdings Limited. The affiliates through whose trading desks such orders may be placed include Fleming Investment Management Limited ("FIM"), Fleming International Fixed Interest Management Limited ("FIFIM"), and Robert Fleming & Co. Limited ("RF&Co."). FIM, FIFIM and RF&Co. are wholly-owned subsidiaries of Robert

PAGE 49
Fleming. These trading desks will operate under strict instructions from the Fund's portfolio manager with respect to the terms of such transactions. Neither Robert Fleming, JFG, nor their affiliates will receive any commission, fee, or other remuneration for the use of their trading desks, although orders for a Fund's portfolio transactions may be placed with affiliates of Robert Fleming and JFG who may receive a commission.

      The Board of Directors of the Funds has authorized Price-Fleming to utilize certain affiliates of Robert Fleming and JFG in the capacity of broker in connection with the execution of each Fund's portfolio transactions, provided that Price-Fleming believes that doing so will result in an economic advantage (in the form of lower execution costs or otherwise) being obtained for each Fund. These affiliates include Jardine Fleming Securities Limited ("JFS"), a wholly-owned subsidiary of JFG, RF&Co., Jardine Fleming Australia Securities Limited, and Robert Fleming, Inc. (a New York brokerage firm).

      The above-referenced authorization was made in accordance with Section 17(e) of the Investment Company Act of 1940 (the "1940 Act") and Rule 17e-1 thereunder which require the Funds' independent directors to approve the procedures under which brokerage allocation to affiliates is to be made and to monitor such allocations on a continuing basis. Except with respect to tender offers, it is not expected that any portion of the commissions, fees, brokerage, or similar payments received by the affiliates of Robert Fleming in such transactions will be recaptured by the Funds. The directors have reviewed and from time to time may continue to review whether other recapture opportunities are legally permissible and available and, if they appear to be, determine whether it would be advisable for a Fund to seek to take advantage of them.

      The chart below lists the Funds which paid brokerage commissions (including discounts received by securities dealers in connection with underwritings) in connection with portfolio transactions the percentage of the aggregate brokerage commissions paid to either JFS or RF&Co. during the ten month fiscal period ended October 31, 1993, and the percentage of the aggregate dollar amount of transactions effected through JFS or RF&Co. involving the payment of commissions (including discounts received in connection with underwritings) during the ten month fiscal period ended October 31, 1993.


PAGE 50
                          Interna-
               European    tional    Interna-                 New
                 Stock    Discovery    Stock      Japan      Asia
                 Fund       Fund       Fund       Fund       Fund

Total
brokerage
commissions
paid to JFS       N/A     $245,249  $1,198,582  $111,742  $1,834,648

% of aggregate
Fund brokerage
commissions
paid to JFS       N/A      19.19%     22.12%     27.09%      27.61%

% of aggregate
dollar
amount of Fund
transactions
involving
payment of
commissions
to JFS            N/A      13.52%     18.46%     25.55%      28.83%
_________________________________________________________________

Total
brokerage
commissions
paid to RF&Co.  $1,714     $1,955    $100,183      N/A         N/A

% of aggregate
Fund brokerage
commissions
paid to RF&Co.   0.94%      0.15%      1.85%       N/A         N/A

% of dollar
amount of Fund
transactions
involving
payment of
commissions
to RF&Co.        0.94%      0.24%      2.83%       N/A         N/A

In accordance with the written procedures adopted pursuant to Rule 17e-1, the independent directors of the Corporation, on behalf of the Fund, reviewed the Fund's 1993 transactions with

PAGE 51
affiliated brokers and determined that such transactions resulted in an economic advantage to the Fund either in the form of lower execution costs or otherwise.

Other

European Stock, International Discovery, International Stock,
Japan, Latin America, and New Asia Funds

      Shown below are the approximate total brokerage commissions, including the discounts received by securities dealers in connection with underwritings, paid by the above-referenced Funds for the last three years:

                                 1993*       1992           1991
                                 ____        ____           ____

European Stock Fund            $182,324    $328,000       $214,000
International Discovery
  Fund                        $1,277,808   $458,000       $778,000
International Stock Fund      $5,419,310  $4,052,000     $3,119,000
Japan Fund                     $412,549    $277,000           +
Latin America Fund                 +           +              +
New Asia Fund                 $6,642,840  $1,757,000      $794,000

*For ten months ended October 31, 1993. Fiscal year-end changed from December 31 to October 31.
+Prior to commencement of operations.

      The approximate percentage of the brokerage commissions paid to firms which provided research, statistical, or other services to Price-Fleming in connection with the management of each Fund, or in some cases, to each Fund, for the last three years, are shown below.

                                   1993*        1992        1991
                                   ____         ____        ____

European Stock Fund                 99%           +           +
International Discovery Fund        81%          81%         78%
International Stock Fund            76%          85%         90%
Japan Fund                          73%          91%          +
Latin America Fund                   +            +           +
New Asia Fund                       72%          64%         64%

*For ten months ended October 31, 1993. Fiscal year-end changed from December 31 to October 31.
PAGE 52
+Prior to commencement of operations.

      The portfolio turnover rate for each Fund for the last three years has been as follows:

                                   1993*        1992        1991
                                   ____         ____        ____

European Stock Fund                21.3%        52.0%       57.7%
International Discovery Fund       71.8%        38.0%       56.3%
International Stock Fund           29.8%        37.8%       45.0%
Japan Fund                         61.4%        41.6%         +
Latin America Fund                   +            +           +
New Asia Fund                      40.4%        36.3%       49.0%

*Figure is annualized and is for ten months ended October 31, 1993. Fiscal year-end changed from December 31 to October 31.
+Prior to commencement of operations.

Global Government Bond, International Bond, and Short-Term Global
Income Funds

      The above-referenced Funds engaged in portfolio transactions involving broker-dealers in the following amounts for the last three years:

                           1993             1992            1991
                           ____             ____            ____

Global Government
  Bond Fund           $  144,423,342   $  129,060,000  $  174,169,000
International Bond
  Fund                $  157,373,293   $6,813,188,000  $5,874,607,000
Short-Term Global
  Income Fund         $4,780,555,758   $  582,425,000+        *

*Prior to commencement of operations.
+For the six month period.

All of these amounts consisted of principal transactions as to which the Funds have no knowledge of the profits or losses realized by the respective broker-dealers.

      The portfolio turnover rate for each Fund for the last three years has been as follows:


PAGE 53
                                   1993         1992        1991
                                   ____         ____        ____

Global Government Bond Fund       134.0%       236.6%       93.6%
International Bond Fund           395.7%       357.7%      295.6%
Short-Term Global Income Fund      92.9%       334.1%         *


OTHER BUSINESS

      The management of each Fund knows of no other business which may come before the meeting. However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will vote such proxy in accordance with their judgment on such matters.


GENERAL INFORMATION

      The number of outstanding shares and the percentage of those shares registered to the T. Rowe Price Trust Company as Trustee for participants in the T. Rowe Price Funds Retirement Plan for Self-Employed (Keogh), as Trustee for participants in T. Rowe Price Funds 401(k) plans, as Custodian for participants in the T. Rowe Price Funds Individual Retirement Account (IRA), as
Custodian for participants in various 403(b)(7) plans, and as Custodian for various Profit Sharing and Money Purchase plans for each Fund are shown below.

                                              Shares        Percent
                                            Registered   Representing
                               Shares    to T. Rowe Price Outstanding
                             Outstanding   Trust Company    Shares
                             ___________   ____________  ____________

European Stock Fund+         23,385,641
Global Government Bond
  Fund++                      4,837,595
International Bond Fund++    72,108,501
International Discovery
  Fund+                      20,355,524
International Stock Fund+    318,997,911
Japan Fund+                   7,529,435
Latin America Fund                *
New Asia Fund+               83,536,297


PAGE 54
Short-Term Global Income
  Fund++                     20,154,762

+For ten months ended October 31, 1993. Fiscal year-end changed from December 31 to October 31.
++As of fiscal year ended December 31, 1993.
*Prior to commencement of operations.

The T. Rowe Price Trust Company has no beneficial interest in such accounts, nor in any other account for which it may serve as trustee or custodian.

      Various private counsel clients of T. Rowe Price, as to which T. Rowe Price has discretionary authority, owned an aggregate of approximately __________ shares of the Funds, representing approximately ____% of the combined outstanding shares, as of December 31, 1993. Accordingly, such shares are deemed to be owned beneficially by T. Rowe Price only for the limited purpose as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934. T. Rowe Price disclaims actual beneficial ownership of such shares. In addition, as of December 31, 1993, a wholly-owned subsidiary of T. Rowe Price owned directly an aggregate of _____________ shares of the Funds, representing approximately _____% of the combined outstanding stock. In addition, as of December 31, 1993, Price-Fleming owned directly an aggregate of ____________ shares of the Funds, representing approximately ______% of the combined outstanding stock.

      The chart below indicates the number of shares beneficially owned, directly or indirectly by the officers and directors of the Corporation, with respect to each Fund, and the percentage this ownership represents of each Funds outstanding shares.

                                   Shares
                                Beneficially         % Ownership of
                               Owned Directly          Outstanding
                               or Indirectly             Shares
                               ______________        ______________

European Stock Fund
Global Government Bond
  Fund
International Bond Fund
International Discovery
  Fund
International Stock Fund

PAGE 55
Japan Fund
Latin America Fund
New Asia Fund
Short-Term Global Income
  Fund

The ownership of the officers and directors reflects their proportionate interests, if any, in ____________ shares of the Fund which are owned by a wholly-owned subsidiary of T. Rowe Price and their interests in ___________ shares owned by the T. Rowe Price Associates, Inc. Profit Sharing Trust. The common stock of Price-Fleming is 50% owned by T. Rowe Price, 25% by Robert Fleming Holdings, through Copthall Overseas Limited, a wholly-owned subsidiary, and 25% by Jardine Fleming International Holdings Limited ("JFI"), a subsidiary of Jardine Fleming Group Limited ("JFG"). JFG is 50% owned by Robert Fleming Holdings and 50% owned by Jardine Matheson Holdings Limited. T. Rowe Price and Robert Fleming Holdings are each considered to be an affiliated and controlling person of Price-Fleming. In addition, JFG and JFI are considered to be affiliated persons of Price-Fleming.

             A copy of the Annual Report for the European Stock, International Discovery, International Stock, Japan and New Asia Funds for the fiscal period ended October 31, 1993 and for the Global Government Bond, International Bond and Short-Term Global Income Funds for the year ended December 31, 1993, including financial statements has been mailed to shareholders of record at the close of business on that date and to persons who became shareholders of record between that time and the close of business on February 18, 1994, the record date for the determination of the shareholders who are entitled to be notified of and to vote at the meeting. Because the Fund's Registration Statement was not effective until December 29, 1993, and the first public offering of Fund Shares was on December 30, 1993, the Fund did not have an Annual Report for the fiscal period ended October 31, 1993.


ANNUAL MEETINGS

           Under Maryland General Corporation Law, any corporation registered under the Investment Company Act of 1940 ("the Act") is not required to hold an annual meeting in any year in which the Act does not require action by shareholders on the election of directors. The Board of Directors of each Fund has determined that in order to avoid the significant expense associated with

PAGE 56
holding annual meetings, including legal, accounting, printing and mailing fees incurred in preparing proxy materials, each Fund will take advantage of these Maryland law provisions. Accordingly, no annual meetings shall be held in any year in which a meeting is not otherwise required to be held by the Act for the election of Directors unless the Board of Directors otherwise determines that there should be an annual meeting. However, special meetings will be held in accordance with applicable law or when otherwise determined by the Board of Directors. Each Fund's By-Laws reflect this policy.


SHAREHOLDER PROPOSALS

             If a shareholder wishes to present a proposal to be included in the Proxy Statement for the next Annual Meeting, and if such Annual Meeting is held in April, 1995, such proposal must be submitted in writing and received by the Corporation's Secretary at its Baltimore office prior to November 3, 1994 for International Stock Fund, November 4, 1994 for New Asia Fund, November 9, 1994 for International Discovery, European Stock and International Bond Funds, and November 11, 1994 for Japan, Latin America, Global Government, and Short-Term Global Income Funds.



PAGE 57
FINANCIAL STATEMENT OF INVESTMENT MANAGER

           The audited consolidated balance sheet of Price-Fleming which follows is required by the Investment Company Act of 1940, and should not be confused with, or mistaken for, the financial statements of any Fund which are set forth in each Funds' Annual Report.


PAGE 58
                   REPORT OF INDEPENDENT ACCOUNTANTS


January 28, 1993

To the Board of Directors and Stockholders of Rowe Price-Fleming International, Inc.

In our opinion, the accompanying balance sheet presents fairly, in all material respects, the financial position of Rowe Price-Fleming International, Inc. at December 31, 1993, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Company's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE

Baltimore, Maryland


PAGE 59
                ROWE PRICE-FLEMING INTERNATIONAL, INC.
                             BALANCE SHEET
                           DECEMBER 31, 1993
                            (in thousands)



  ASSETS
  ______

Cash and cash equivalents                                  $  5,964
Accounts receivable                                          14,093
Investments in mutual funds                                   2,936
Investment in RPFI International Partners, L.P.               1,912
Other assets                                                    450
                                                            _______
                                                           $ 25,355
                                                            _______
                                                            _______



  LIABILITIES AND STOCKHOLDERS' EQUITY
  ____________________________________

Liabilities
  Accounts payable                                         $  4,904
  Income taxes payable                                        2,224
                                                            _______
  Total liabilities                                           7,128
                                                            _______



Stockholders' equity
  Common stock, $.10 par value-200,000 shares
   authorized, issued and outstanding                            20
  Capital in excess of par value                                630
  Retained earnings                                          17,382
  Unrealized security holding gains                             195
                                                            _______
  Total stockholders' equity                                 18,227
                                                            _______
                                                           $ 25,355
                                                            _______
                                                            _______







The accompanying notes are an integral part of the balance sheet.

PAGE 60
                ROWE PRICE-FLEMING INTERNATIONAL, INC.
              SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


Rowe Price-Fleming International, Inc. (the Company) was organized in 1979 and provides investment advisory services to individual and institutional investors who seek portfolio management of international securities. The Company operates under a joint venture agreement between T. Rowe Price Associates, Inc. (Price Associates) and Robert Fleming Holdings Limited (Robert Fleming). The Company's common stock is 50%-owned by a subsidiary of Price Associates, 25%-owned by a subsidiary of Robert Fleming, and 25%-owned by a subsidiary of Jardine Fleming Group Limited (Jardine Fleming). Jardine Fleming is 50%-owned by Robert Fleming and 50%-owned by a subsidiary of Jardine Matheson Holdings Limited.

Basis of preparation
____________________

The Company's financial statements are prepared in accordance with generally accepted accounting principles in the United
States of America. Assets, liabilities, revenues and expenses are recognized on the accrual basis.

Cash equivalents
________________

For purposes of financial statement disclosure, cash equivalents consist of all short-term, highly liquid investments including T.
Rowe Price money market mutual funds. The cost of these investments is equivalent to fair value.

Investments in mutual funds
___________________________

On December 31, 1993, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities," which requires the Company to state its mutual fund investments at fair value and to recognize the related unrealized holding gains, net of income taxes, in a separate component of stockholders' equity. These investments in mutual funds have been classified as available-for-sale.

Concentration of credit risk
____________________________

Financial instruments which potentially expose the Company to concentrations of credit risk as defined by SFAS No. 105 consist
PAGE 61
                ROWE PRICE-FLEMING INTERNATIONAL, INC.
        SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

primarily of investments in managed money market and bond mutual funds and accounts receivable. Credit risk is believed to be minimal in that counterparties to these financial instruments have substantial assets including the diversified portfolios under management by the Company which aggregate $15.4 billion at December 31, 1993.

Investment in RPFI International Partners, L.P.
_______________________________________________

The Company has invested in and serves as general partner of RPFI International Partners, L.P. which holds international equity investments. The Company's partnership interest is stated at cost adjusted for the Company's share of the earnings or losses of the partnership subsequent to the date of investment. Because RPFI International Partners, L.P. carries its investments at fair value, the Company's carrying value approximates fair value. As general partner, the Company must maintain an investment equal to at least 1% of total partners' capital.

PAGE 62
                ROWE PRICE-FLEMING INTERNATIONAL, INC.

                        NOTES TO BALANCE SHEET

NOTE 1 - INVESTMENTS IN AND TRANSACTIONS WITH MUTUAL FUNDS
__________________________________________________________

Investment in T. Rowe Price money market funds, which are classified as cash equivalents in the accompanying financial statements, aggregate $5,964,000 at December 31, 1993.

The Company's investments in managed international mutual funds held at December 31, 1993 (in thousands) include:

                                                   Gross
                                                unrealized   Aggregate
                                   Aggregate      holding      fair
                                     cost     gains (losses)   value
                                   ________    ____________  _________

            Stock funds            $  1,438     $     294    $  1,732
            Bond funds                1,194            10       1,204
                                   ________     _________    ________
              Total                $  2,632     $     304    $  2,936
                                   ________     _________    ________
                                   ________     _________    ________


NOTE 2 - INVESTMENT ADVISORY AND OTHER SERVICES
_______________________________________________

The Company provides investment advisory services to the T. Rowe Price International Series of mutual funds under management contracts which set forth the scope of services to be provided and the fees to be charged. The contracts are subject to periodic review and approval by the funds' board of directors and shareholders.

The Company also provides investment advisory services to other individual and institutional investors through other mutual funds, common trust funds established by the T. Rowe Price Trust Company, a wholly-owned subsidiary of Price Associates, and private accounts. Further, as general partner, the Company provides management services for RPFI International Partners.


PAGE 63
                   ROWE PRICE-FLEMING INTERNATIONAL
               NOTES TO FINANCIAL STATEMENTS (Continued)


Accounts receivable (in thousands) at December 31, 1993 for these services are:

    Price International Funds                               $   5,157
    T. Rowe Price Trust Company                                 1,045
    RPFI International Partners                                   439
    Other investors                                             7,452
                                                            _________
                                                            $  14,093
                                                            _________
                                                            _________


Stockholders' equity at December 31, 1993 includes $1,328,000 which the Company is required to maintain under applicable investment adviser regulations.

NOTE 3 - TRANSACTIONS WITH STOCKHOLDERS
_______________________________________

The Company is a member of a group of affiliated companies and has extensive transactions and relationships with members of the group.

Expenses recognized by the Company include fees charged by the Company's stockholders and their affiliates for administration and investment research services. Such fees are determined based on a percentage of assets managed by the Company. The Company reimburses its stockholders and affiliates for personnel, facilities, and administrative and general expenses incurred on their behalf.

Accounts payable (in thousands) at December 31, 1993 include the following amounts from transactions with the Company's stockholders and their affiliates:

Accounts payable
  Robert Fleming and affiliates                              $  4,396
  Jardine Fleming and affiliates                                  207
                                                             ________
                                                             $  4,603
                                                             ________
                                                             ________


PAGE 64
                   ROWE PRICE-FLEMING INTERNATIONAL
               NOTES TO FINANCIAL STATEMENTS (Continued)


NOTE 4- INCOME TAXES
____________________

Deferred income taxes arise from differences between taxable income for financial statement and income tax return purposes and are calculated using the liability method.

The net deferred tax benefit of $293,000 included in other assets at December 31, 1993 consists of total deferred tax assets of $537,000 and total deferred tax liabilities of $244,000.
Deferred tax liabilities include $108,000 arising from unrealized holding gains on available-for-sale securities and $128,000 arising from unrealized capital gains allocated from the Company's partnership investment. Deferred tax assets include $464,000 arising from temporary differences in the recognition of the costs of compensation expense.



PAGE 65
T. ROWE PRICE (LOGO)                                   PROXY
_______________________________________________________________
INSTRUCTIONS:
1. Cast your vote by checking the appropriate boxes on the reverse side. If you do not check a box, your vote will be cast FOR that proposal.
2.   Sign and date the card below.
3. Please return the signed card promptly using the enclosed postage paid envelope, even if you will be attending the meeting.
4.   Please do not enclose checks or any other correspondence.

      Please fold and detach card at perforation before mailing.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
T. ROWE PRICE EUROPEAN STOCK FUND
                                 MEETING: 11:00 A.M. EASTERN TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints James S. Riepe and M. David Testa, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of stock of the Fund, which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Wednesday, April 20, 1994, at the time indicated above, at the offices of the Fund, 100 East Pratt Street, Baltimore, Maryland 21202, and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated March ___, 1994, receipt of which is hereby acknowledged.

                                 Please sign exactly as name
                                 appears.  Only authorized officers
                                 should sign for corporations.  For
                                 information as to the voting of
                                 stock registered in more than one
                                 name, see page ___ of the Notice of
                                 Annual Meeting and Proxy Statement.

                                 Dated: __________________, 1994
                                 ___________________________________
                                 ___________________________________
                                               Signature(s)
                                      CUSIP#77956H401/fund#079
                                (Front)


PAGE 66
T. ROWE PRICE (LOGO) WE NEED YOUR PROXY VOTE BEFORE APRIL 20,
1994
_________________________________________________________________
Please refer to the Proxy Statement discussion of each of these matters.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
DIRECTED HEREIN BY THE SHAREHOLDER.  IF NO DIRECTION IS MADE,
THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

      Please fold and detach card at perforation before mailing.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
1.  Election of     FOR all nominees  / /  WITHHOLD AUTHORITY / /1.
    directors.      listed below (except    to vote for all
                    as marked to the        nominees listed below
                    contrary)

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL
NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST
BELOW.)

Leo C. Bailey  Anthony W. Deering  Donald W. Dick, Jr.
Addison Lanier  M. David Testa  Martin G. Wade

2.  Approve changes to the Fund's fundamental policies.
                    FOR each policy /  /    ABSTAIN /  / 2.
                    listed below (except as
                    marked to the contrary)

PLEASE CHECK THE BOX FOR any policy change you do NOT
(underscored) wish to approve:

/ /  / /   / /  / /  / /  / /  / /   / /
A    B     C    D    E    F    G     H

3.  Amend Articles of Incorporation to delete requirement that stock certificates be issued.
                     FOR / /      AGAINST / /        ABSTAIN / / 3.

4.  Ratify the selection of Price Waterhouse as independent
    accountants.     FOR / /      AGAINST / /        ABSTAIN / / 4.



PAGE 67
5. I authorize the Proxies, in their discretion, to vote upon such other business as may properly come before the meeting.

                                      CUSIP#77956H401/fund#079
                                (BACK)


PAGE 68
T. ROWE PRICE (LOGO)                                   PROXY
_______________________________________________________________
INSTRUCTIONS:
1. Cast your vote by checking the appropriate boxes on the reverse side. If you do not check a box, your vote will be cast FOR that proposal.
2.   Sign and date the card below.
3. Please return the signed card promptly using the enclosed postage paid envelope, even if you will be attending the meeting.
4.   Please do not enclose checks or any other correspondence.

      Please fold and detach card at perforation before mailing.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
T. ROWE PRICE GLOBAL GOVERNMENT BOND FUND
                                 MEETING: 11:00 A.M. EASTERN TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints James S. Riepe and M. David Testa, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of stock of the Fund, which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Wednesday, April 20, 1994, at the time indicated above, at the offices of the Fund, 100 East Pratt Street, Baltimore, Maryland 21202, and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated March ___, 1994, receipt of which is hereby acknowledged.

                                 Please sign exactly as name
                                 appears.  Only authorized officers
                                 should sign for corporations.  For
                                 information as to the voting of
                                 stock registered in more than one
                                 name, see page ___ of the Notice of
                                 Annual Meeting and Proxy Statement.

                                 Dated: __________________, 1994
                                 ___________________________________
                                 ___________________________________
                                               Signature(s)
                                      CUSIP#77956H609/fund#051
                                (Front)

PAGE 69
T. ROWE PRICE (LOGO) WE NEED YOUR PROXY VOTE BEFORE APRIL 20,
1994
_________________________________________________________________
Please refer to the Proxy Statement discussion of each of these matters.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
DIRECTED HEREIN BY THE SHAREHOLDER.  IF NO DIRECTION IS MADE,
THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

      Please fold and detach card at perforation before mailing.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
1.  Election of     FOR all nominees  / /  WITHHOLD AUTHORITY / /1.
    directors.      listed below (except    to vote for all
                    as marked to the        nominees listed below
                    contrary)

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL
NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST
BELOW.)

Leo C. Bailey  Anthony W. Deering  Donald W. Dick, Jr.
Addison Lanier  M. David Testa  Martin G. Wade

2.  Approve changes to the Fund's fundamental policies.
                    FOR each policy /  /    ABSTAIN /  / 2.
                    listed below (except as
                    marked to the contrary)

PLEASE CHECK THE BOX FOR any policy change you do NOT
(underscored) wish to approve:

/ /  / /   / /  / /  / /  / /  / /   / /
A    B     C    D    E    F    G     H

3.  Amend Articles of Incorporation to delete requirement that stock certificates be issued.
                     FOR / /      AGAINST / /        ABSTAIN / / 3.

4.  Ratify the selection of Coopers & Lybrand as independent
    accountants.     FOR / /      AGAINST / /        ABSTAIN / / 4.



PAGE 70
5. I authorize the Proxies, in their discretion, to vote upon such other business as may properly come before the meeting.

                                      CUSIP#77956H609/fund#051
                                (BACK)


PAGE 71
T. ROWE PRICE (LOGO)                                   PROXY
_______________________________________________________________
INSTRUCTIONS:
1. Cast your vote by checking the appropriate boxes on the reverse side. If you do not check a box, your vote will be cast FOR that proposal.
2.   Sign and date the card below.
3. Please return the signed card promptly using the enclosed postage paid envelope, even if you will be attending the meeting.
4.   Please do not enclose checks or any other correspondence.

      Please fold and detach card at perforation before mailing.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
T. ROWE PRICE INTERNATIONAL BOND FUND
                                 MEETING: 11:00 A.M. EASTERN TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints James S. Riepe and M. David Testa, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of stock of the Fund, which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Wednesday, April 20, 1994, at the time indicated above, at the offices of the Fund, 100 East Pratt Street, Baltimore, Maryland 21202, and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated March ___, 1994, receipt of which is hereby acknowledged.

                                 Please sign exactly as name
                                 appears.  Only authorized officers
                                 should sign for corporations.  For
                                 information as to the voting of
                                 stock registered in more than one
                                 name, see page ___ of the Notice of
                                 Annual Meeting and Proxy Statement.

                                 Dated: __________________, 1994
                                 ___________________________________
                                 ___________________________________
                                               Signature(s)
                                      CUSIP#77956H104/fund#076
                                (Front)

PAGE 72
T. ROWE PRICE (LOGO) WE NEED YOUR PROXY VOTE BEFORE APRIL 20,
1994
_________________________________________________________________
Please refer to the Proxy Statement discussion of each of these matters.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
DIRECTED HEREIN BY THE SHAREHOLDER.  IF NO DIRECTION IS MADE,
THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

      Please fold and detach card at perforation before mailing.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
1.  Election of     FOR all nominees  / /  WITHHOLD AUTHORITY / /1.
    directors.      listed below (except    to vote for all
                    as marked to the        nominees listed below
                    contrary)

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL
NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST
BELOW.)

Leo C. Bailey  Anthony W. Deering  Donald W. Dick, Jr.
Addison Lanier  M. David Testa  Martin G. Wade

2.  Approve changes to the Fund's fundamental policies.
                    FOR each policy /  /    ABSTAIN /  / 2.
                    listed below (except as
                    marked to the contrary)

PLEASE CHECK THE BOX FOR any policy change you do NOT
(underscored) wish to approve:

/ /  / /   / /  / /  / /  / /  / /   / /
A    B     C    D    E    F    G     H

3.  Amend Articles of Incorporation to delete requirement that stock certificates be issued.
                     FOR / /      AGAINST / /        ABSTAIN / / 3.

4.  Ratify the selection of Price Waterhouse as independent
    accountants.     FOR / /      AGAINST / /        ABSTAIN / / 4.


PAGE 73
5. I authorize the Proxies, in their discretion, to vote upon such other business as may properly come before the meeting.

                                      CUSIP#77956H104/fund#076
                                (BACK)


PAGE 74
T. ROWE PRICE (LOGO)                                   PROXY
_______________________________________________________________
INSTRUCTIONS:
1. Cast your vote by checking the appropriate boxes on the reverse side. If you do not check a box, your vote will be cast FOR that proposal.
2.   Sign and date the card below.
3. Please return the signed card promptly using the enclosed postage paid envelope, even if you will be attending the meeting.
4.   Please do not enclose checks or any other correspondence.

      Please fold and detach card at perforation before mailing.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
                                 MEETING: 11:00 A.M. EASTERN TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints James S. Riepe and M. David Testa, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of stock of the Fund, which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Wednesday, April 20, 1994, at the time indicated above, at the offices of the Fund, 100 East Pratt Street, Baltimore, Maryland 21202, and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated March ___, 1994, receipt of which is hereby acknowledged.

                                 Please sign exactly as name
                                 appears.  Only authorized officers
                                 should sign for corporations.  For
                                 information as to the voting of
                                 stock registered in more than one
                                 name, see page ___ of the Notice of
                                 Annual Meeting and Proxy Statement.

                                 Dated: __________________, 1994
                                 ___________________________________
                                 ___________________________________
                                               Signature(s)
                                      CUSIP#77956H302/fund#038
                                (Front)

PAGE 75
T. ROWE PRICE (LOGO) WE NEED YOUR PROXY VOTE BEFORE APRIL 20,
1994
_________________________________________________________________
Please refer to the Proxy Statement discussion of each of these matters.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
DIRECTED HEREIN BY THE SHAREHOLDER.  IF NO DIRECTION IS MADE,
THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

      Please fold and detach card at perforation before mailing.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
1.  Election of     FOR all nominees  / /  WITHHOLD AUTHORITY / /1.
    directors.      listed below (except    to vote for all
                    as marked to the        nominees listed below
                    contrary)

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL
NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST
BELOW.)

Leo C. Bailey  Anthony W. Deering  Donald W. Dick, Jr.
Addison Lanier  M. David Testa  Martin G. Wade

2.  Approve changes to the Fund's fundamental policies.
                    FOR each policy /  /    ABSTAIN /  / 2.
                    listed below (except as
                    marked to the contrary)

PLEASE CHECK THE BOX FOR any policy change you do NOT
(underscored) wish to approve:

/ /  / /   / /  / /  / /  / /  / /   / /
A    B     C    D    E    F    G     H

3.  Ratify the selection of Price Waterhouse as independent
    accountants.     FOR / /      AGAINST / /        ABSTAIN / / 3.

4. I authorize the Proxies, in their discretion, to vote upon such other business as may properly come before the meeting.

                                      CUSIP#77956H302/fund#038
                                (BACK)


PAGE 76
T. ROWE PRICE (LOGO)                                   PROXY
_______________________________________________________________
INSTRUCTIONS:
1. Cast your vote by checking the appropriate boxes on the reverse side. If you do not check a box, your vote will be cast FOR that proposal.
2.   Sign and date the card below.
3. Please return the signed card promptly using the enclosed postage paid envelope, even if you will be attending the meeting.
4.   Please do not enclose checks or any other correspondence.

      Please fold and detach card at perforation before mailing.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
T. ROWE PRICE INTERNATIONAL STOCK FUND
                                 MEETING: 11:00 A.M. EASTERN TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints James S. Riepe and M. David Testa, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of stock of the Fund, which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Wednesday, April 20, 1994, at the time indicated above, at the offices of the Fund, 100 East Pratt Street, Baltimore, Maryland 21202, and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated March ___, 1994, receipt of which is hereby acknowledged.

                                 Please sign exactly as name
                                 appears.  Only authorized officers
                                 should sign for corporations.  For
                                 information as to the voting of
                                 stock registered in more than one
                                 name, see page ___ of the Notice of
                                 Annual Meeting and Proxy Statement.

                                 Dated: __________________, 1994
                                 ___________________________________
                                 ___________________________________
                                               Signature(s)
                                      CUSIP#77956H203/fund#037
                                (Front)

PAGE 77
T. ROWE PRICE (LOGO) WE NEED YOUR PROXY VOTE BEFORE APRIL 20,
1994
_________________________________________________________________
Please refer to the Proxy Statement discussion of each of these matters.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
DIRECTED HEREIN BY THE SHAREHOLDER.  IF NO DIRECTION IS MADE,
THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

      Please fold and detach card at perforation before mailing.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
1.  Election of     FOR all nominees  / /  WITHHOLD AUTHORITY / /1.
    directors.      listed below (except    to vote for all
                    as marked to the        nominees listed below
                    contrary)

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL
NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST
BELOW.)

Leo C. Bailey  Anthony W. Deering  Donald W. Dick, Jr.
Addison Lanier  M. David Testa  Martin G. Wade

2.  Approve changes to the Fund's fundamental policies.
                    FOR each policy /  /    ABSTAIN /  / 2.
                    listed below (except as
                    marked to the contrary)

PLEASE CHECK THE BOX FOR any policy change you do NOT
(underscored) wish to approve:

/ /  / /   / /  / /  / /  / /  / /   / /
A    B     C    D    E    F    G     H

3.  Amend Articles of Incorporation to delete requirement that stock certificates be issued.
                     FOR / /      AGAINST / /        ABSTAIN / / 3.

4.  Amend Fund's investment objective clarifying its objective of seeking long-term growth of capital and secondarily income.
                     FOR / /      AGAINST / /        ABSTAIN / / 4.

5.  Ratify the selection of Price Waterhouse as independent
    accountants.     FOR / /      AGAINST / /        ABSTAIN / / 5.

PAGE 78
6. I authorize the Proxies, in their discretion, to vote upon such other business as may properly come before the meeting.

                                      CUSIP#77956H203/fund#037
                                (BACK)


PAGE 79
T. ROWE PRICE (LOGO)                                   PROXY
_______________________________________________________________
INSTRUCTIONS:
1. Cast your vote by checking the appropriate boxes on the reverse side. If you do not check a box, your vote will be cast FOR that proposal.
2.   Sign and date the card below.
3. Please return the signed card promptly using the enclosed postage paid envelope, even if you will be attending the meeting.
4.   Please do not enclose checks or any other correspondence.

      Please fold and detach card at perforation before mailing.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
T. ROWE PRICE JAPAN FUND
                                 MEETING: 11:00 A.M. EASTERN TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints James S. Riepe and M. David Testa, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of stock of the Fund, which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Wednesday, April 20, 1994, at the time indicated above, at the offices of the Fund, 100 East Pratt Street, Baltimore, Maryland 21202, and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated March ___, 1994, receipt of which is hereby acknowledged.

                                 Please sign exactly as name
                                 appears.  Only authorized officers
                                 should sign for corporations.  For
                                 information as to the voting of
                                 stock registered in more than one
                                 name, see page ___ of the Notice of
                                 Annual Meeting and Proxy Statement.

                                 Dated: __________________, 1994
                                 ___________________________________
                                 ___________________________________
                                               Signature(s)
                                      CUSIP#77956H708/fund#062
                                (Front)

PAGE 80
T. ROWE PRICE (LOGO) WE NEED YOUR PROXY VOTE BEFORE APRIL 20,
1994
_________________________________________________________________
Please refer to the Proxy Statement discussion of each of these matters.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
DIRECTED HEREIN BY THE SHAREHOLDER.  IF NO DIRECTION IS MADE,
THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

      Please fold and detach card at perforation before mailing.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
1.  Election of     FOR all nominees  / /  WITHHOLD AUTHORITY / /1.
    directors.      listed below (except    to vote for all
                    as marked to the        nominees listed below
                    contrary)

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL
NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST
BELOW.)

Leo C. Bailey  Anthony W. Deering  Donald W. Dick, Jr.
Addison Lanier  M. David Testa  Martin G. Wade

2.  Approve changes to the Fund's fundamental policies.
                    FOR each policy /  /    ABSTAIN /  / 2.
                    listed below (except as
                    marked to the contrary)

PLEASE CHECK THE BOX FOR any policy change you do NOT
(underscored) wish to approve:

/ /  / /   / /  / /  / /  / /  / /   / /
A    B     C    D    E    F    G     H

3.  Amend Articles of Incorporation to delete requirement that stock certificates be issued.
                     FOR / /      AGAINST / /        ABSTAIN / / 3.

4.  Ratify the selection of Price Waterhouse as independent
    accountants.     FOR / /      AGAINST / /        ABSTAIN / / 4.



PAGE 81
5. I authorize the Proxies, in their discretion, to vote upon such other business as may properly come before the meeting.

                                      CUSIP#77956H708/fund#062
                                (BACK)


PAGE 82
T. ROWE PRICE (LOGO)                                   PROXY
_______________________________________________________________
INSTRUCTIONS:
1. Cast your vote by checking the appropriate boxes on the reverse side. If you do not check a box, your vote will be cast FOR that proposal.
2.   Sign and date the card below.
3. Please return the signed card promptly using the enclosed postage paid envelope, even if you will be attending the meeting.
4.   Please do not enclose checks or any other correspondence.

      Please fold and detach card at perforation before mailing.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
T. ROWE PRICE LATIN AMERICA FUND
                                 MEETING: 11:00 A.M. EASTERN TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints James S. Riepe and M. David Testa, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of stock of the Fund, which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Wednesday, April 20, 1994, at the time indicated above, at the offices of the Fund, 100 East Pratt Street, Baltimore, Maryland 21202, and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated March ___, 1994, receipt of which is hereby acknowledged.

                                 Please sign exactly as name
                                 appears.  Only authorized officers
                                 should sign for corporations.  For
                                 information as to the voting of
                                 stock registered in more than one
                                 name, see page ___ of the Notice of
                                 Annual Meeting and Proxy Statement.

                                 Dated: __________________, 1994
                                 ___________________________________
                                 ___________________________________
                                               Signature(s)
                                      CUSIP#77956H880/fund#097
                                (Front)

PAGE 83
T. ROWE PRICE (LOGO) WE NEED YOUR PROXY VOTE BEFORE APRIL 20,
1994
_________________________________________________________________
Please refer to the Proxy Statement discussion of each of these matters.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
DIRECTED HEREIN BY THE SHAREHOLDER.  IF NO DIRECTION IS MADE,
THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

      Please fold and detach card at perforation before mailing.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
1.  Election of     FOR all nominees  / /  WITHHOLD AUTHORITY / /1.
    directors.      listed below (except    to vote for all
                    as marked to the        nominees listed below
                    contrary)

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL
NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST
BELOW.)

Leo C. Bailey  Anthony W. Deering  Donald W. Dick, Jr.
Addison Lanier  M. David Testa  Martin G. Wade

2.  Amend Articles of Incorporation to delete requirement that stock certificates be issued.
                     FOR / /      AGAINST / /        ABSTAIN / / 2.

3.  Ratify the selection of Price Waterhouse as independent
    accountants.     FOR / /      AGAINST / /        ABSTAIN / / 3.

4. I authorize the Proxies, in their discretion, to vote upon such other business as may properly come before the meeting.

                                      CUSIP#77956H880/fund#097
                                (BACK)


PAGE 84
T. ROWE PRICE (LOGO)                                   PROXY
_______________________________________________________________
INSTRUCTIONS:
1. Cast your vote by checking the appropriate boxes on the reverse side. If you do not check a box, your vote will be cast FOR that proposal.
2.   Sign and date the card below.
3. Please return the signed card promptly using the enclosed postage paid envelope, even if you will be attending the meeting.
4.   Please do not enclose checks or any other correspondence.

      Please fold and detach card at perforation before mailing.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
T. ROWE PRICE NEW ASIA FUND
                                 MEETING: 11:00 A.M. EASTERN TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints James S. Riepe and M. David Testa, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of stock of the Fund, which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Wednesday, April 20, 1994, at the time indicated above, at the offices of the Fund, 100 East Pratt Street, Baltimore, Maryland 21202, and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated March ___, 1994, receipt of which is hereby acknowledged.

                                 Please sign exactly as name
                                 appears.  Only authorized officers
                                 should sign for corporations.  For
                                 information as to the voting of
                                 stock registered in more than one
                                 name, see page ___ of the Notice of
                                 Annual Meeting and Proxy Statement.

                                 Dated: __________________, 1994
                                 ___________________________________
                                 ___________________________________
                                               Signature(s)
                                      CUSIP#77956H500/fund#039
                                (Front)

PAGE 85
T. ROWE PRICE (LOGO) WE NEED YOUR PROXY VOTE BEFORE APRIL 20,
1994
_________________________________________________________________
Please refer to the Proxy Statement discussion of each of these matters.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
DIRECTED HEREIN BY THE SHAREHOLDER.  IF NO DIRECTION IS MADE,
THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

      Please fold and detach card at perforation before mailing.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
1.  Election of     FOR all nominees  / /  WITHHOLD AUTHORITY / /1.
    directors.      listed below (except    to vote for all
                    as marked to the        nominees listed below
                    contrary)

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL
NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST
BELOW.)

Leo C. Bailey  Anthony W. Deering  Donald W. Dick, Jr.
Addison Lanier  M. David Testa  Martin G. Wade

2.  Approve changes to the Fund's fundamental policies.
                    FOR each policy /  /    ABSTAIN /  / 2.
                    listed below (except as
                    marked to the contrary)

PLEASE CHECK THE BOX FOR any policy change you do NOT
(underscored) wish to approve:

/ /  / /   / /  / /  / /  / /  / /   / /
A    B     C    D    E    F    G     H

3.  Ratify the selection of Coopers & Lybrand as independent
    accountants.     FOR / /      AGAINST / /        ABSTAIN / / 3.

4. I authorize the Proxies, in their discretion, to vote upon such other business as may properly come before the meeting.

                                      CUSIP#77956H500/fund#039
                                (BACK)


PAGE 86
T. ROWE PRICE (LOGO)                                   PROXY
_______________________________________________________________
INSTRUCTIONS:
1. Cast your vote by checking the appropriate boxes on the reverse side. If you do not check a box, your vote will be cast FOR that proposal.
2.   Sign and date the card below.
3. Please return the signed card promptly using the enclosed postage paid envelope, even if you will be attending the meeting.
4.   Please do not enclose checks or any other correspondence.

      Please fold and detach card at perforation before mailing.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
T. ROWE PRICE SHORT-TERM GLOBAL INCOME FUND
                                 MEETING: 11:00 A.M. EASTERN TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints James S. Riepe and M. David Testa, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of stock of the Fund, which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Wednesday, April 20, 1994, at the time indicated above, at the offices of the Fund, 100 East Pratt Street, Baltimore, Maryland 21202, and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated March ___, 1994, receipt of which is hereby acknowledged.

                                 Please sign exactly as name
                                 appears.  Only authorized officers
                                 should sign for corporations.  For
                                 information as to the voting of
                                 stock registered in more than one
                                 name, see page ___ of the Notice of
                                 Annual Meeting and Proxy Statement.

                                 Dated: __________________, 1994
                                 ___________________________________
                                 ___________________________________
                                               Signature(s)
                                      CUSIP#77956H807/fund#063
                                (Front)

PAGE 87
T. ROWE PRICE (LOGO) WE NEED YOUR PROXY VOTE BEFORE APRIL 20,
1994
_________________________________________________________________
Please refer to the Proxy Statement discussion of each of these matters.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
DIRECTED HEREIN BY THE SHAREHOLDER.  IF NO DIRECTION IS MADE,
THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

      Please fold and detach card at perforation before mailing.
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1.  Election of     FOR all nominees  / /  WITHHOLD AUTHORITY / /1.
    directors.      listed below (except    to vote for all
                    as marked to the        nominees listed below
                    contrary)

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL
NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST
BELOW.)

Leo C. Bailey  Anthony W. Deering  Donald W. Dick, Jr.
Addison Lanier  M. David Testa  Martin G. Wade

2.  Approve changes to the Fund's fundamental policies.
                    FOR each policy /  /    ABSTAIN /  / 2.
                    listed below (except as
                    marked to the contrary)

PLEASE CHECK THE BOX FOR any policy change you do NOT
(underscored) wish to approve:

/ /  / /   / /  / /  / /  / /  / /   / /
A    B     C    D    E    F    G     H

3.  Amend Articles of Incorporation to delete requirement that stock certificates be issued.
                     FOR / /      AGAINST / /        ABSTAIN / / 3.

4.  Ratify the selection of Coopers & Lybrand as independent
    accountants.     FOR / /      AGAINST / /        ABSTAIN / / 4.



PAGE 88
5. I authorize the Proxies, in their discretion, to vote upon such other business as may properly come before the meeting.

                                      CUSIP#77956H807/fund#063
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